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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on January 26, 2005

1933 Act File No. 333-120988
1940 Act File No. 811-21680

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

☒ Amendment No. 1

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
(Exact Name of Registrant as Specified in Declaration of Trust)

518 Seventeenth Street, Suite 1200
Denver, Colorado 80202
(Address of Principal Executive Offices)

(303)-228-2200
(Registrant's Telephone Number, including Area Code)

Jeffrey W. Taylor
518 Seventeenth Street, Suite 1200
Denver, Colorado 80202
(Name and Address of Agent for Service)

Copies of Communications to:

Robert W. Helm, Esq. Dechert LLP 1775 I Street, NW Washington, DC 20006-2401	John A. Good, Esq. Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, TN 38103

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [    ]

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Offering Price(2)	Amount of Registration Fee

Common Shares, $0.001 par value	100,000 shares	$15.00	$1,500,000	$190.05

(1)
Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

(2)
Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

        The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated January 26, 2005

PROSPECTUS

[                           ] Shares
Dividend Capital Realty Income Allocation Fund
Common Shares
$15.00 Per Share

        The Fund.    Dividend Capital Realty Income Allocation Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. Dividend Capital Investments LLC (the "Adviser" or "DCI") will serve as the Fund's investment adviser.

        Investment Objective.    The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation.

        Investment Policies.    The Fund will seek to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the securities of real estate companies, consisting of allocations to common stock, preferred stock and debt securities. A company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, the following: real estate operating companies, real estate investment trusts ("REITs") and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-backed securities and/or execute real estate financings or securitizations. The Fund's concentration of its investments in the real estate industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting real estate and real estate companies.

        Because a substantial portion of the Fund's assets may be invested in below investment grade preferred and debt securities, the Fund may be subject to increased risks inherent in such securities. Below investment grade securities are sometimes referred to as "junk bonds" and are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve a greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. There can be no assurance that the Fund will achieve its investment objectives.

(continued on following page)

        The Fund's investment policy of investing in securities of real estate companies, including REITs, and its anticipated use of leverage, involve a high degree of risk. You could lose some or all of your investment. See "Risks of the Fund" beginning on page 39 of this Prospectus.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total	Total assuming full exercise of over- allotment option(3)
Public Offering Price	$15.000	$	$
Sales Load(1)	$ 0.675	$	$
Estimated Offering Expenses(2)	$ 0.050	$	$
Proceeds, After Expenses, to the Fund	$14.275	$	$

(1)
The Adviser has agreed to pay certain additional compensation to Morgan Keegan & Company, Inc. The total amount of this additional compensation will not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."
(2)
The aggregate expenses of the offering paid by the Fund will not exceed [$            ] ($            assuming full exercise of the over-allotment option), which represents $0.05 per common share issued. The Adviser has agreed to pay all organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.05 per common share.
(3)
The Fund has granted the Underwriters an option to purchase up to [    ] additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover over-allotments.

Morgan Keegan & Company, Inc.

Advest, Inc.	BB&T Capital Markets	Ferris, Baker Watts Incorporated
KeyBanc Capital Markets	RBC Capital Markets	Stephens Inc.
Stifel, Nicolaus & Company Incorporated	Wells Fargo Securities	Commerce Capital Markets, Inc.

The date of this Prospectus is February     , 2005.

(continued from cover page)

        No Prior Trading History.    Because the Fund is recently organized, its shares have no history of public trading. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value (often referred to as a "discount"). The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund's common shares of beneficial interest ("common shares") are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "DCA."

        Leverage.    The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed). The Fund may vary its use of leverage in response to changing market conditions. The Fund may significantly reduce or cease its use of leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for shareholders, but at the same time it creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. See "Leverage" and "Risks of the Fund—Leverage Risk."

        The Underwriters expect to deliver the common shares to purchasers on or about February     , 2005.

        You should read this Prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated February    , 2005, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus, which means that it is part of this Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 63 of this Prospectus, by calling (866)-324-7348, or by writing to the Fund. You can review and copy documents the Fund has filed at the SEC's Public Reference Room in Washington, D.C. Call (202)-942-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

        The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Summary
Summary of Fund Expenses
The Fund
Use of Proceeds
The Fund's Investments
Leverage
Interest Rate Transactions
Management of the Fund
Risks of the Fund
Dividends and Distributions
Closed-End Fund Structure
Repurchase of Shares
Taxation
Net Asset Value
Description of Shares
Certain Provisions of the Declaration of Trust
Underwriting
Custodian and Transfer Agent
Reports to Shareholders
Legal Matters
Table of Contents of the Statement of Additional Information

        You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund's business, financial condition and prospects may have changed since that date.

        Until                        , 2005 (25 days after the date of this Prospectus) all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealer's obligation to deliver a Prospectus when acting as an Underwriter and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risks of the Fund" on page 39 of this Prospectus.

The Fund	Dividend Capital Realty Income Allocation Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. Dividend Capital Investments LLC (the "Adviser") will serve as the Fund's investment adviser.
The Offering
The Fund is offering [ ] common shares at an initial public offering price of $15.00 per share through a group of Underwriters led by Morgan Keegan & Company, Inc. ("Morgan Keegan"). An investor must purchase at least 100 common shares ($1,500) in order to participate in this offering. The Underwriters have been granted an option to purchase up to [ ] additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus to cover over-allotments. See "Underwriting." The Adviser has agreed to pay the Fund's organizational expenses and offering costs (other than the sales load) that exceed $0.05 per common share.
The Fund anticipates it will limit this offering to 18,000,000 common shares, not including any exercise by the Underwriters of their over-allotment option. See "Underwriting."
Investment Objectives
The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation. The investment objectives and certain investment policies are not considered fundamental and may be changed without shareholder approval. See "The Fund's Investments—Investment Objectives and Policies."
Investment Philosophy and Process
The Adviser believes that having the real estate asset class in an investment portfolio provides diversification that is appropriate and desirable for most investors. The Adviser believes that investors can effectively invest in real estate by purchasing the equity and debt securities issued by real estate companies. One of the key benefits of investing in a portfolio of securities of real estate companies has been historically competitive risk-adjusted total returns, consisting of higher current income compared to other asset classes. Another key benefit has been a low correlation of returns for a portfolio of real estate securities with the market indexes of other classes of securities, including the broader equity markets and fixed income markets. The combination of competitive risk-adjusted total returns and low correlation of returns with other asset classes may provide investors with the opportunity to diversify and enhance their overall investment portfolio, while also potentially increasing the overall yield of the portfolio through attractive dividend and investment income. Further, real estate securities have historically been viewed as an inflation hedge with low correlation to interest rates.

The Adviser believes the values of real estate securities are driven by the quality and sustainability of underlying property cash flows. Further, the Adviser believes that a portfolio of real estate securities can be constructed by taking advantage of the entire capital structure of real estate companies, resulting in a portfolio of real estate securities that has the potential to deliver higher current income and attractive risk-adjusted total returns. Accordingly, the Adviser undertakes a broad assessment of macro-economic data and regional property level supply and demand dynamics to construct an asset allocation framework by region, property sector and security type. In conjunction with the asset allocation framework, the Adviser conducts fundamental security analysis, focused on an examination of property level cash flows and risk-adjusted total return expectations, to select individual securities to achieve the desired asset allocation framework.
Investment Policies
Under normal market conditions, the Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the securities of real estate companies, consisting of allocations to common stock, preferred stock and debt securities (including commercial mortgage-backed securities ("CMBS") and commercial mortgages). It is the Fund's current intention to allocate up to 75% of its Managed Assets (defined below) to common stock of real estate companies; up to 40% of its Managed Assets to preferred stocks of real estate companies; and up to 40% of its Managed Assets to debt securities (including CMBS and commercial mortgages) of real estate companies. The Fund's portfolio allocations will vary from time to time, consistent with the Fund's investment objectives and policies.

The Fund's "Managed Assets" equal the Fund's total assets (including the net asset value of common shares, plus the liquidation preference of any preferred shares issued by the Fund and the principal amount of any borrowings used for leverage) minus the sum of accrued liabilities other than debt entered into for purposes of leverage.

For purposes of the Fund's investment policies, a company is a real estate company if, in the opinion of the Adviser, at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, the following: real estate operating companies; REITs (as described below); hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and special purpose entities, such as pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

The Fund will not invest in the securities of Dividend Capital Trust Inc. ("Dividend Capital Trust"), which is an industrial REIT affiliated with the Adviser, Dividend Capital Realty Income Fund, an open-end management investment company managed by the Adviser, or the securities of any other affiliate of the Adviser.

REITs. REITs are pooled investment vehicles dedicated to owning, and often operating, income-producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies).
Common Stock. The Fund may invest in common stock issued by real estate companies.
Preferred Securities. The Fund may invest in preferred securities and convertible preferred securities issued by real estate companies.

Convertible Securities. The Fund may invest in convertible securities issued by real estate companies. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.

Debt Securities. The Fund may invest in debt securities issued by real estate companies and mortgages backed by commercial real estate as well as CMBS, mortgage loan participations and U.S. government securities.

Foreign Securities. The Fund may invest up to 20% of its Managed Assets in securities of foreign issuers. Currently, the Fund intends to invest in only those foreign securities issued by North American issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.

Lower Rated Securities. With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody's Investors Service, Inc. ("Moody's"), (BBB or lower) by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser. These below investment grade quality securities are sometimes referred to as "junk bonds" and are generally regarded as being speculative in terms of the payment of interest and repayment of principal.

Illiquid Securities. The Fund may invest up to 10% of its Managed Assets in illiquid securities (i.e., securities that are not readily marketable).

Derivatives. The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, futures contracts, options on futures contract, swaps, caps, floors or collars, to earn income, facilitate portfolio management and mitigate risks. The Fund also may seek to gain exposure to an index of REIT securities or a basket of real estate company securities, including indices based on or baskets of foreign real estate company securities by investing in derivative instruments such as swap agreements.

Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "The Fund's Investments—Portfolio Turnover" and "Taxation."
Leverage
The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed), which is the maximum amount of leverage through borrowing permitted by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund may vary its use of leverage in response to changing market conditions and there is no guarantee that the Fund will meet its current intentions concerning the use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Because the Adviser's fees are based upon a percentage of the Fund's Managed Assets, the Adviser's fees will be higher if the Fund is leveraged. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the common shareholders. The Adviser intends to leverage the Fund only when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage. There can be no assurance that a leveraging strategy will be utilized or that it will be successful during any period in which it is used. See "Leverage" and "Risks of the Fund—Leverage Risk."
Investment Adviser and Administrator
The Adviser will be responsible for investment of the Fund's portfolio in accordance with the Fund's investment objectives and policies. The Adviser will make all investment decisions for the Fund subject to oversight by the Fund's Board of Trustees (the "Board"). The Fund will pay the Adviser a monthly fee for its investment management services, which is accrued daily at an annual rate equal to 0.85% of the Fund's average daily Managed Assets.

The Adviser, located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser.

The Adviser is jointly owned by DCI Group LLC, an affiliate of Dividend Capital Group LLC ("DCG"), and Forum Partners Investment Management LLC ("Forum Partners"). Forum Partners is principally owned by Russell Platt, the Fund's Portfolio Manager. DCG is a fully-integrated real estate investment management company that focuses on creating and managing high quality real estate investment products for both individual and institutional investors. The principals and employees of DCG have over 150 years of combined experience in the real estate investment management business, including extensive experience directly investing in and owning properties as well as managing public REITs and portfolios of real estate securities. DCG believes that its diverse experience differentiates it from other real estate investment management organizations.

As of December 31, 2004, DCG had over $750 million of real estate-related assets under management, primarily through Dividend Capital Trust, an industrial REIT, but also through Dividend Capital Realty Income Fund, an open-end management investment company managed by the Adviser. Additionally, certain affiliates of DCG have overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of approximately 204 real estate projects with an aggregate value in excess of approximately $1.6 billion. See "Management of the Fund—Investment Adviser."

Day-to-day management of the Fund's portfolio will be the responsibility of a team of investment professionals, led by the Fund's portfolio manager Russell Platt and assistant portfolio managers Amitabh Godha, Charles Song and Geoffrey Hawkins.

DCI serves as administrator to the Fund. Under an administration agreement between DCI and the Fund ("Administration Agreement"), DCI is responsible for managing the general business affairs of the Fund and performs, or causes to be performed, certain administrative and accounting functions for the Fund. For these services, DCI is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund's average daily Managed Assets.

The Fund will bear all expenses incurred in the Fund's operations and the offering of its common shares and all other expenses that are not specifically assumed by the Adviser under the Investment Management or Administrative Agreements.
Dividends and Distributions
The Fund intends to make regular monthly level rate cash distributions to common shareholders based on the projected performance of the Fund. The Fund expects the distribution rate to be a fixed dollar amount per common share that may be adjusted from time to time. The Fund's ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments and distributions payable on any preferred shares issued by the Fund or interest payments on the Fund's borrowings. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's distribution policy will likely change. Over time (and in all events by the end of the Fund's first taxable year), the Fund plans to distribute all of its net investment income (after it pays accrued dividends on any outstanding preferred shares issued by the Fund and interest on the Fund's borrowings). In addition, the Fund intends to distribute, at least annually, net capital gains and taxable ordinary income, if any, so long as the net capital gains and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any preferred shares issued by the Fund, or pay interest on any borrowings. The Fund expects to pay its initial distribution within 90 days of the completion of this offering, depending on market conditions. One result of having a level rate distribution plan is that you may have a "return of capital" if the Fund's income is insufficient to create taxable dividends. See "Taxation."

The Fund may seek exemptive relief from the SEC to permit it to distribute capital gains more frequently than annually, which could facilitate the maintenance of the level rate distribution policy. There is no assurance that the Fund will be able to obtain the necessary exemptive relief.
Dividend Reinvestment Plan
Common shareholders will receive their dividends in additional common shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and Distributions" and "Taxation."
Listing and Symbol	The Fund's common shares are expected to be listed on the New York Stock Exchange under the symbol "DCA".
Custodian and Transfer Agent	State Street Bank and Trust Company will act as custodian for the Fund. The Bank of New York will act as transfer agent, dividend disbursing agent and registrar for the Fund.
Market Price of Common Shares
Common shares of closed-end management investment companies frequently trade at prices lower than their net asset value (often referred to as the "discount"). This characteristic is separate and distinct from the risk that the Fund's net asset value could decrease as a result of investment activities. Although a closed-end fund may trade at a price lower than the net asset value, the shareholder may realize share price appreciation over the initial public offering price paid at the time of the offering. The Fund cannot assure shareholders that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. Both the net asset value and the market price of the Fund's common shares may be affected by such factors as leverage, dividends (which are in turn affected by expenses) and dividend stability, portfolio credit quality, liquidity, market supply and demand and interest rate movements. Shareholders should not purchase common shares if they intend to sell them shortly after purchase. See "Closed-End Fund Structure."
Risks of the Fund
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.
Recently Organized. As a recently organized entity, the Fund has no operating or public trading history.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Market Risk. An investment in the common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. However, some common stocks of real estate companies may experience similar fluctuations in value in response to changes in interest rates. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. At any point in time, the common shares may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See "Leverage" and "Risks of the Fund—Leverage Risk."

Risk of Concentration. Because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with investors, the Fund could underperform funds that have greater industry diversification.

General Real Estate Risk. In addition to general market conditions, the value of the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company prices may also decline because of these general economic factors affecting real estate owners and/or due to the failure of borrowers to pay their loans and poor management. Real estate companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale.

Many real estate companies utilize leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. See "Risks of the Fund—General Real Estate Risk."

Environmental Risk. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Equity Securities Risk. The value of the equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund. The equity securities of smaller companies are more sensitive to these changes than those of larger companies.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including possible deferral and/or omission of distributions with respect to preferred shares, subordination of distributions to payment of creditors, relative illiquidity, limited voting rights, call risk, special redemption rights and risks inherent in new types of preferred securities. See "Risks of the Fund—Preferred Securities Risk."

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds its conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently involve less risk than an issuer's common stock.

Smaller Company Risk. The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies. Even larger real estate companies tend to be small to medium-sized companies in relation to the equity markets as a whole. Real estate company shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, such as the common stocks of real estate companies, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall. The Fund's investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Credit Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price because the issuer fails to make dividend, interest or principal payments when due or the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

Lower Rated Securities Risk. With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade and are sometimes referred to as "junk bonds." Below investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. These securities are less liquid than investment grade securities.

Commercial Mortgage-Backed Securities Risk. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on the underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of CMBS may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole. CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties. Due to the structure known as credit tranching, where the majority of CMBS are highly rated and the minority of CMBS are lower rated, the lower rated CMBS are subject to additional credit risk.

Commercial Mortgage Risk. The value of the commercial mortgages in which the Fund invests will be affected by changes in the real estate markets, which may be the result of local government zoning laws, changes in interest rates or changing investor sentiment. At times, the commercial real estate markets can be volatile and values can change substantially.

U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

Foreign Securities Risk. Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in securities of foreign issuers. Such investments involve certain risks not involved in domestic investments. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. Currently, the Fund intends to invest in only those foreign securities issued by North American issuers.

Exposure to foreign issuers may be obtained through the use of derivatives, such as swap agreements.

Leverage Risk. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique because it increases the Fund's exposure to risks of declining cash flows and reductions in market value. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the common shares. There is no assurance that the use of leverage will be successful during any period in which it is used.

Common shareholders will bear the costs of any borrowing. Such costs include interest payments on any borrowings and other fees in connection with borrowing (such as loan syndication fees or commitment and administrative fees in connection with a line of credit).

The Fund might also be required to maintain minimum average balances with a bank lender, which, along with the other fees mentioned above, would increase the cost of borrowing over the stated interest rate. Any issuance of preferred shares would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares.

In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, that may affect the Fund's ability to pay dividends and other distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing.
See "Leverage" and "Risks of the Fund—Leverage Risk."

Interest Rate Transactions Risk. If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a decline in the net amount receivable (or increase the net amount payable) by the Fund under the hedging transaction, which could result in a decline in the net asset value of the common shares. See "Interest Rate Transactions" and "Risks of the Fund—Interest Rate Transactions Risk."

Derivatives Risk. Small investments in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

In addition to the risks of investing in derivatives generally, to the extent the Fund invests in real estate-related swap agreements, it may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected. See "Risks of the Fund—Credit Derivatives Risk."

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Restricted and Illiquid Securities Risk. The Fund may invest in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Tax Risk. The Fund's investment program and the tax treatment of distributions made by the Fund may be affected by Internal Revenue Service ("IRS") interpretations of the Code, and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008, unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income.

In addition, the Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to re-characterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See "Taxation."

Non-Diversified Risk. Because the Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company. Accordingly, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See "Risks of the Fund—Non-Diversified Risk." See also "Taxation" in the Statement of Additional Information.

Risk of Market Price Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether the common shares will trade at, above, or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. See "Risks of the Fund— Risk of Market Price Discount From Net Asset Value."

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on the shares of preferred stock issued by the Fund, if any, or interest payments on any borrowings may increase. Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Anti-Takeover Provisions. Certain provisions of the Fund's Declaration of Trust could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund's structure. The provisions may have the effect of depriving investors of an opportunity to sell their common shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Declaration of Trust."

Portfolio Turnover Risk. The Fund may engage in portfolio trading and there are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund.

Market Disruption Risk. The war in Iraq and continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in recent market volatility and have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets may continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

SUMMARY OF FUND EXPENSES

        The following table assumes leverage through borrowing or other transactions involving indebtedness in an amount equal to 33 1/3% of the Fund's total assets (including the amount borrowed) and shows Fund expenses as a percentage of net assets attributable to the Fund's common shares. Footnote 2 to the table also shows Fund expenses as a percentage of net assets attributable to the Fund's common shares, but assumes that the Fund does not utilize any form of leverage.

Shareholder Transaction Expense
Sales load (as a percentage of offering price)	4.50%
Expenses borne by the Fund (as a percentage of offering price)	0.33	%(1)
Dividend Reinvestment Plan Fees	None
Percentage of Net Assets Attributable To Common Shares (Assumes Leverage is Outstanding)
Annual Expenses(2)
Investment Management Fee	1.28%
Interest Payments on Borrowed Funds(3)	1.53%
Other Expenses(4)	0.31%

Total Annual Fund Operating Expenses	3.12%

(1)
The Fund will bear expenses in connection with the offering in an amount up to $0.05 per common share. The Adviser has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.05 per common share.

(2)
The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to common shares; however, unlike the table above, it assumes that the Fund does not utilize any form of leverage, as would be the case, for instance, prior to the Fund's expected borrowing. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

Percentage of Net Assets Attributable To Common Shares (Assumes No Leverage is Outstanding)
Annual Expenses
Investment Management Fee	0.85%
Interest Payments on Borrowed Funds	0.00%
Other Expenses	0.26%

Total Annual Fund Operating Expenses	1.11%
(3)
Assumes leverage by borrowing in an amount equal to approximately 33 1/3% of the Fund's total assets (including the amount borrowed) at an interest rate of 3.05%.

(4)
"Other Expenses" are estimates based on the expenses expected for the Fund's first fiscal year of operations.

        The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. As of the date of this Prospectus, the Fund has not commenced investment operations. The "Other Expenses" shown in the table and related footnote are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assume that the Fund issues approximately 15,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, the expense ratio noted above would increase. For additional information with respect to the Fund's expenses, see "Management of the Fund" and "Dividends and Distributions—Dividend Reinvestment Plan."

Example

        The following example illustrates the expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $3.33) that you would pay on a $1,000 investment in the common shares, assuming (1) total annual fund operating expense of 3.12% of net assets attributable to common shares; and (2) a 5% annual return:*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$79	$141	$206	$379

*
The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. The above examples should not be considered a representation of future expenses. Actual expenses may be higher or lower. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

        Dividend Capital Realty Income Allocation Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on December 3, 2004 and is registered as an investment company under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, and the telephone number is (866)-324-7348.

USE OF PROCEEDS

        The Fund estimates the net proceeds of this offering, after deducting organization expenses and offering costs (other than the sales load) that do not exceed $0.05 per common share, to be [$    ], or [$    ] assuming exercise of the over-allotment option in full. A portion of the organization and offering expenses of the Fund has been advanced by the Adviser and will be repaid by the Fund upon closing of this offering. The Adviser will incur and be responsible for all of the Fund's organization expenses and offering costs (other than the sales load) that exceed $0.05 per common share.

        The Fund estimates that the net proceeds of this offering will be fully invested in accordance with the Fund's investment objectives and policies within three months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. government securities or high quality, short-term money market instruments. See "The Fund's Investments—Investment Objectives and Policies."

THE FUND'S INVESTMENTS

Investment Objectives

        The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objectives by investing in a portfolio of securities issued by real estate companies. The Fund's investment objectives and certain other policies are not fundamental and may be changed by the Fund's Board without the approval of the Fund's shareholders. The Fund is not intended to be a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

Investment Philosophy and Process

        The Adviser believes that having the real estate asset class in an investment portfolio provides diversification that is appropriate and desirable for most investors. The Adviser believes that investors can effectively invest in real estate by purchasing the equity and debt securities issued by real estate companies. One of the key benefits of investing in a portfolio of securities of real estate companies has been historically competitive risk-adjusted total returns consisting of higher current income compared to other asset classes. Another key benefit has been a low correlation of returns for a portfolio of real estate securities with the market indexes of other classes of securities, including the broader equity markets and fixed income markets. The combination of competitive risk-adjusted total returns, and low correlation of returns with other asset classes may provide investors with the opportunity to diversify and enhance their overall investment portfolio, while also potentially increasing the overall yield of the portfolio through attractive dividend and investment income. Further, real estate securities have historically been viewed as an inflation hedge with low correlation to interest rates.

        The Adviser believes the values of real estate securities are driven by the quality and sustainability of underlying property cash flows. Further, the Adviser believes that a portfolio of real estate securities can be constructed by taking advantage of the entire capital structure of real estate companies, resulting in a portfolio of real estate securities that has the potential to deliver higher current income and attractive risk-adjusted total returns. Accordingly, the Adviser undertakes a broad assessment of macro-economic data and regional property level supply and demand dynamics to construct an asset allocation framework by region, property sector and security type. In conjunction with the asset allocation framework, the Adviser conducts fundamental security analysis, focused on an examination of property level cash flows and risk-adjusted total return expectations, to select individual securities to achieve the desired asset allocation framework.

Investment Policies

        Under normal market conditions, the Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the securities of real estate companies, consisting of allocations to common stock, preferred stock and debt securities (including CMBS and commercial mortgages). It is the Fund's current intention to allocate up to 75% of its Managed Assets to common stock of real estate companies; up to 40% of its Managed Assets to preferred stocks of real estate companies; and up to 40% of its Managed Assets to debt securities (including CMBS and commercial mortgages) of real estate companies. The Fund's portfolio allocations will vary from time to time, consistent with the Fund's investment objectives and policies.

        In addition, under normal market conditions, the Fund may invest up to 10% of its Managed Assets in illiquid securities. With respect to the portion of its Managed Assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade or that are unrated but judged to be below investment grade by the Adviser. The Fund's concentration of its investments in the real estate industry makes the

Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risks of the Fund—General Real Estate Risk" and "Risks of the Fund—Risk of Concentration."

Portfolio Composition

        The Fund's portfolio will be composed primarily of the following types of securities. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

        Securities Issued By Real Estate Companies.    Under normal market conditions, at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, will be invested in the securities of real estate companies. For purposes of the Fund's investment policies, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, the following: real estate operating companies; REITs (as described below); hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

        REITs are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends compared to other types of companies, and the Fund intends to use REIT dividends in an effort to meet its primary investment objective of providing a high level of current income. Dividends paid by REITs will not be eligible for the dividends received deduction (the "DRD") under Section 243 of the Code and are generally not considered "qualified dividend income" eligible for reduced rates of taxation. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

        Equity Securities.    Equity securities in which the Fund may invest include common stocks, preferred stocks and convertible preferred securities (each discussed below). Such securities may include common stocks of real estate companies that either are required to and/or customarily distribute a large percentage of their current earnings as dividends.

          Common Stocks.    The Fund will generally invest in common stocks issued by real estate companies. Common stocks represent the residual ownership interest in the issuer, and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer only after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          Preferred Securities.    The Fund will generally invest in preferred securities and convertible preferred securities issued by real estate companies. Preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred security holders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

          Convertible Securities.    The Fund will generally invest in convertible securities issued by real estate companies. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have broad characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally involve less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price ("conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

        Debt Securities.    The Fund may invest in debt securities. The Fund's investments in debt securities may include investments in convertible debt securities (see "Convertible Securities" above) as well as debt securities issued by real estate companies, CMBS, commercial mortgages, mortgage loan participations and U.S. government securities (each discussed below).

          Commercial Mortgage-Backed Securities.    The Fund will generally invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties that are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection typically is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

          The Fund may invest in Subordinated CMBS issued or sponsored by investment banks, commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-backed securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-backed securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently in a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-backed securities.

          The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

          Mortgage Loans/Senior Loans.    The Fund will generally invest in mortgage loans and senior loans backed by commercial real estate. Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans typically have a stated term of between five and ten years and rates of interest which are fixed at issuance or are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.

          Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

          Many Senior Loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Many Senior Loans that are rated by a rating agency will have been assigned ratings below investment grade. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations.

          An active trading market may not exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower.

          Second Lien Loans and Debt Securities.    The Fund will generally invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are have a second lien on the real estate collateral. "Second lien" loans and securities like Senior Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

          Mortgage Loan Participations.    The Fund will generally invest in fixed- and floating-rate mortgage loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lead lender, and may assume the credit risk of the lead lender in addition to the borrower.

          Debt Securities Issued by Real Estate Companies.    The Fund will generally invest in debt securities issued by real estate companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund intends to invest may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits.

          U.S. Government Securities.    The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

        Foreign Securities.    The Fund may invest up to 20% of its Managed Assets in securities of foreign issuers. Currently, the Fund intends to invest in only those foreign securities issued by North American issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. The Fund may maintain its foreign securities in the custody of non U.S. banks and securities depositories.

        Foreign securities in which the Fund invests may be listed on foreign stock exchanges and may trade on weekends and other days when the Fund does not price its shares. As a result, the Fund's net asset value may be significantly affected by trading on days when the advisor does not have access to the Fund and shareholders cannot purchase or redeem shares. Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

        Lower Rated Securities.    With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody's, (BBB or lower) by S&P or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser. These below investment grade quality securities are sometimes referred to as "junk bonds" and are generally regarded as being speculative in terms of the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value.

        Other Investment Companies.    The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, but not more than 5% of its total assets in any single investment company issuer that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the merits of an investment in an investment company relative to other available investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled "Leverage" and "Risks of the Fund—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

        The Fund will not invest in the securities of Dividend Capital Trust, which is an industrial REIT affiliated with the Adviser, Dividend Capital Realty Income Fund, an open-end management investment company managed by the Adviser, or the securities of any other affiliate of the Adviser.

        Illiquid Securities.    The Fund may invest up to 10% of its Managed Assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations of real estate companies. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board has delegated to the Adviser the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Adviser will consider factors such as (i) the nature of the market for a security (including the institutional private resale market); (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security; (iv) the amount of time normally needed to dispose of the security (and the method of soliciting offers and the mechanics of transfer); (v) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (vi) other permissible relevant factors.

        Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Adviser deem advisable, if any, to protect liquidity.

        Derivatives.    The Fund may use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, no assurance can be given that any derivative strategy will achieve this result or that derivative instruments will be available for purchase by the Fund when sought by the Adviser. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, real estate equity, fixed-income and interest rate indices, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund may also purchase derivative instruments that combine features of several of these instruments.

        The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or for non-hedging purposes to enhance potential gain.

        Derivative instruments that the Fund may utilize include, but are not limited to:

          Real Estate-Related Swap Agreements.    The Fund may seek to gain exposure to real estate securities by investing in swap agreements based on REIT indices or baskets of real estate company securities, including indices based on or baskets of foreign real estate company securities.

  In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index, or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Investments in real estate-related swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs.

          Credit Derivatives.    The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The Fund currently intends to invest primarily in credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to be "long" a third party credit risk and the other party (the "buyer") to be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction.

          Credit-Linked Notes.    The Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

        Additional Investment Techniques.    Additional investment techniques that the Fund may employ include, but are not limited to, the following:

        Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Leverage" and "Risks of the Fund—Leverage Risk," since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

        Repurchase Agreements.    In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

        Defensive and Temporary Investments.    When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if the Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

        Other Investments.    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objectives and Policies" in the Statement of Additional Information.

        Portfolio Turnover.    The Fund's annual portfolio turnover rate may vary greatly from year to year. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."

LEVERAGE

        The Fund may use leverage in the form of bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to use leverage through borrowings in an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed). The Fund may vary its use of leverage in response to changing market conditions and there is no guarantee the Fund will meet its current intentions concerning the use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable.

        The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage. The Fund may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may borrow from affiliates of the Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.

        The Fund may enter into certain transactions, including reverse repurchase agreements and certain derivative and hedging transactions (each discussed above), that can be viewed as constituting a form of borrowing or leveraging transaction by the Fund. To the extent a Fund covers its commitment under such transactions by the segregation of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such a transaction will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.

        The 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred shares that the Fund may issue. Immediately after any such issuance, the Fund's total assets (including the proceeds from the issuance of the preferred shares and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds from the issuance of the preferred shares and of any outstanding indebtedness constituting senior securities). Following the issuance of preferred shares, the Fund would not be permitted to declare any cash dividend or other distribution on the common shares or purchase any of the common shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred shares outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred shares.

        If preferred shares are outstanding, the holders of the preferred shares, voting separately as a class, would elect two of the Fund's Trustees. Holders of common shares and preferred shares voting together as a single class would elect the remaining Trustees of the Fund. In the unlikely event the Fund failed to pay dividends on preferred shares for two years or failed to make payments on senior securities, holders of preferred shares and, under certain circumstances, the holders of any senior securities that are in default, would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a regulated investment company under the Code, which could have a material adverse effect on the value of the common shares.

        The Fund may issue preferred shares without the approval of shareholders. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the Fund's common shareholders. In addition, the terms of any borrowing, other Fund indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting rights requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies.

        Although leverage creates an opportunity for increased income and capital appreciation for shareholders, at the same time it creates special risks. Leverage will increase the Fund's exposure to risks of declining cash flows from and decreased market values of the Fund's portfolio. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements and the Fund's continued access to bank borrowings, reverse repurchase agreements or other vehicles for leverage on favorable terms. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

        The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the shareholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Fund's common shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the common shares.

        To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. Nevertheless, the Adviser may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the fees payable to the Adviser for investment management and administrative services during periods in which the Fund is using leverage will be higher than when it is not doing so because the fees are calculated as a percentage of Managed Assets, which include assets purchased with leverage.

Effects of Leverage

        Assuming borrowings in the amount of approximately 33 1/3% of the Fund's total assets (including the amount borrowed), and an annual interest rate of 3.05% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover those interest payments would be 1.02%.

        The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a shareholder, assuming hypothetical annual returns (net of expenses) of the Fund's portfolio of -10% to 10%. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing in the aggregate 33 1/3% of the Fund's Managed Assets, net of expenses, and the Fund's currently projected annual rate of interest.

Assumed Portfolio Total Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(16.53)%	(9.03)%	(1.53)%	5.98%	13.48%

        During the time in which the Fund is utilizing leverage, the amount of the fees paid to the Adviser for investment management and administrative services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. Therefore, the Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and the common shareholders. Because payments on any borrowings and/or dividends on any preferred shares would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's fees and expenses.

        Until the Fund incurs indebtedness or issues preferred shares, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies. The Fund's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. For further information about leveraging, see "Risks of the Fund—Leverage Risk."

INTEREST RATE TRANSACTIONS

        The Fund may enter into interest rate hedging transactions, including those described below, to hedge against interest rate risks inherent in its underlying investments and use of leverage.

        Swaps and Caps.    In connection with the Fund's anticipated use of leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve an agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

        Interest rate caps require the Fund to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

        The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily.

        The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and thus could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the common shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage nor would the Fund enter into such transactions for speculative purposes. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with all applicable tax requirements.

        Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

        Although there can be no assurances that a counterparty will not default on any interest rate swap or cap transaction, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the related contract. Further, the Adviser will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in a proactive effort to protect the Fund's investments.

        In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. Further, there is no assurance that an interest rate transaction will perform as intended or otherwise benefit the Fund.

        The Fund may choose or be required to prepay any borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

        Futures and Options on Futures.    The Fund may purchase and sell futures contracts and options on futures contracts to hedge its interest rate risk. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

        The Fund will purchase or sell options on futures contracts only to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells (or "writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

MANAGEMENT OF THE FUND

        The business and affairs of the Fund are managed under the direction of the Fund's Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Adviser, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Adviser and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Board. The names and business addresses of the members of the Board and the officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

        Dividend Capital Investments LLC ("Adviser"), located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment adviser to the Fund. The Adviser directs the investment of the Fund's assets, subject at all times to the supervision of the Fund's Board. The Adviser conducts investment research and supervision for the Fund. The Adviser is a Delaware limited liability company that was formed in October 2003 and is registered with the SEC as an investment adviser.

        The Adviser is jointly owned by DCI Group LLC, an affiliate of Dividend Capital Group LLC ("DCG"), and Forum Partners Investment Management LLC ("Forum Partners"). Forum Partners is principally owned by Russell Platt, the Fund's Portfolio Manager. DCG is a fully-integrated real estate investment management company that focuses on creating and managing high quality real estate investment products for both individual and institutional investors. The principals and employees of DCG have over 150 years of combined experience in the real estate investment management business, including extensive experience directly investing in and owning properties as well as managing public REITs and portfolios of real estate securities. DCG believes that its diverse experience differentiates it from other real estate investment management organizations.

        As of December 31, 2004, DCG had over $750 million of real estate-related assets under management, primarily through Dividend Capital Trust, an industrial REIT, but also through Dividend Capital Realty Income Fund, an open-end management investment company. Additionally, certain affiliates of DCG have overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of approximately 204 real estate projects with an aggregate value in excess of approximately $1.6 billion.

        The operations of the Adviser are overseen by a board of managers consisting of a combination of experienced real estate and financial services professionals ("Board of Managers"). The Board of Managers includes:

          James R. Mulvihill, the Chairman of the Adviser's Board of Managers. Mr. Mulvihill is the Treasurer, Chief Financial Officer and a director of Dividend Capital Trust. Mr. Mulvihill is also a manager of Dividend Capital Advisors. Mr. Mulvihill is a principal of Black Creek Capital ("BCC"), which he co-founded in 1993. He is also a co-founder and Chairman of the Board of Corporate Properties of the Americas ("CPA"), a joint venture between an affiliate of BCC and Equity International Properties (a Sam Zell controlled investment company). Mr. Mulvihill has been active in real estate acquisition, development and redevelopment activities since 1992 and as of December 31, 2004 with Mr. Evan Zucker (see below) and other affiliates has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of approximately 204 real estate projects with an aggregate value in excess of approximately $1.6 billion. In 1993, Mr. Mulvihill co-founded American Real Estate Investment Corp. (known as Keystone Property Trust, NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Mulvihill served as its Chairman and as a director from 1993 through 1997 and as a director of Keystone Property Trust from 1997 through 2001. Prior to co-founding BCC, Mr. Mulvihill served as Vice President of the Real Estate Banking and Investment Banking Groups of Manufacturer's Hanover and subsequently Chemical Bank, where his responsibilities included real estate syndication efforts, structured debt underwritings and leveraged buyout real estate financings. Mr. Mulvihill earned his Bachelor's degree from Stanford University in Political Science.

          Thomas I. Florence, a member of the Adviser's Board of Managers and President of the Adviser. Mr. Florence is a managing principal of DCG, which he joined in June 2003. Mr. Florence has over 19 years of experience in the financial services industry with a proven track record of successfully managing and growing investment management organizations. Prior to joining DCG, he was a Managing Director at Morningstar Inc. and a member of the Executive Management Committee with oversight responsibility of the 800 person company operating in 13 countries. In addition, he founded and was President of Morningstar Investment Services, an investment advisory firm managing portfolios for the clients of investment advisors. Prior to Morningstar, he was a Senior Vice President at Pilgrim Baxter and Associates. While there, he was directly responsible for managing the distribution organization with over $25 billion in assets under management. Prior to Pilgrim Baxter, he was in management at Fidelity Investments. Mr. Florence earned his Bachelor's degree from the Pennsylvania State University and is a graduate of Northwestern University's Kellogg Management Institute.

          Thomas G. Wattles, a member of the Adviser's Board of Managers. Mr. Wattles is the Chairman, Chief Investment Officer and a director of Dividend Capital Trust, and a manager and Chief Investment Officer of Dividend Capital Advisors. Mr. Wattles is a principal of Black Creek Capital, which he joined in February 2003. From November 1993 to March 1997, Mr. Wattles served as Co-Chairman and Chief Investment Officer of ProLogis Trust, a publicly traded industrial REIT (NYSE: PLD), and served as Chairman between March 1997 and May 1998. Mr. Wattles was a Managing Director of Security Capital Group Incorporated ("Security Capital Group") and was with Security Capital Group in various capacities including Chief Investment Officer from January 1991 to December 2002. Mr. Wattles is a director of Regency Centers Corporation (NYSE: REG) and chairs its Investment Committee. Mr. Wattles earned his Bachelor's degree and his MBA from Stanford University.

          Evan H. Zucker, a member of the Adviser's Board of Managers. Mr. Zucker is the Chief Executive Officer, President, Secretary and a director of Dividend Capital Trust. Mr. Zucker is also a manager of Dividend Capital Advisors. Mr. Zucker is a principal of Black Creek Capital, which he co-founded in 1993. Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989 and as of December 31, 2004 with Mr. Mulvihill and other affiliates has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of approximately 204 real estate projects with an aggregate value in excess of approximately $1.6 billion. In 1993, Mr. Zucker co-founded American Real Estate Investment Corp. (known as Keystone Property Trust, NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 through 1997 and as a director of Keystone Property Trust from 1997 through 1999. Mr. Zucker graduated from Stanford University with a Bachelor's degree in economics.

          Russell Platt, Chief Investment Officer and Portfolio Manager. Mr. Platt is principally responsible for the portfolio management of the Fund and serves on the Adviser's Board of Managers. Mr. Platt has enjoyed a career spanning over 20 years involving a broad range of activities in real estate finance and investment in North America, Europe and Asia. Currently, Mr. Platt is responsible for the management of the Dividend Capital Realty Income Fund, an open-end management investment company. He is also a principal and founder of Forum Partners, a joint owner of the Adviser and an investment management firm focused on indirect real estate investments in Europe and Asia. Previously he was a Managing Director of Security Capital Research and Management, Inc.'s ("Security Capital") investment management subsidiary, where he was responsible for new product development, global expansion and client capital. Mr. Platt was responsible for the development and initial public offering of the Nuveen Real Estate Income Fund, a closed-end real estate fund (AMEX: JRS). Prior to joining Security Capital, Mr. Platt served as President-International of JER Partners, a real estate investment company, and prior to that, served from 1982 to 1999 at Morgan Stanley, where he was involved in all aspects of its real estate business. As Managing Director, he founded and managed the global real estate business of Morgan Stanley Asset Management ("MSAM"). Under Mr. Platt's leadership, MSAM grew assets under management from $0 to $2 billion in private real estate and listed real estate securities worldwide on behalf of institutional and individual investors. Mr. Platt earned his Bachelor's degree in economics from Williams College, magna cum laude, and his MBA from Harvard Business School.

          Caroline S. McBride, a member of the Adviser's Board of Managers. Ms. McBride is the Chief Investment Officer of Forum Partners, a joint owner of the Adviser. Ms. McBride also serves on the Board of Directors of Maguire Properties, a New York Stock Exchange listed office REIT (NYSE: MPG). Previously, she was a Managing Director at Security Capital Group where she provided investment and operating oversight for companies in which Security Capital Group had an ownership position. She was a director of CarrAmerica Realty Corp, Storage USA, Belmont Corp, and a trustee of CWS Communities Trust. Prior to joining Security Capital Group in 1996, Ms. McBride was a Director of Private Market Investments for the IBM Retirement Fund, responsible for managing a $4 billion real estate and private equity portfolio. Previously, Ms. McBride was Director of Finance, Investments and Asset Management for IBM's corporate real estate division, where she was responsible for investments in and management of real estate joint ventures worldwide as well as the disposition of surplus corporate real estate property. She joined IBM in 1978. Ms. McBride earned her Bachelor's degree from Middlebury College and her MBA from New York University.

Portfolio Management

        Day-to-day management of the Fund's portfolio will be the responsibility of a team of investment professionals, led by the Fund's portfolio manager Russell Platt and assistant portfolio managers Amitabh Godha, Charles Song and Geoffrey Hawkins.

          Russell Platt, Chief Investment Officer and Portfolio Manager. Mr. Platt is principally responsible for the portfolio management of the Fund and serves on the Adviser's Board of Managers. Mr. Platt has enjoyed a career spanning over 20 years involving a broad range of activities in real estate finance and investment in North America, Europe and Asia. Currently, Mr. Platt is responsible for the management of the Dividend Capital Realty Income Fund, an open-end management investment company that is also managed by the Adviser. He is also a principal and founder of Forum Partners, a joint owner of the Adviser and an investment management firm focused on indirect real estate investments in Europe and Asia. Previously he was a Managing Director of Security Capital Research and Management, Inc.'s ("Security Capital") investment management subsidiary, where he was responsible for new product development, global expansion and client capital. Mr. Platt was responsible for the development and initial public offering of the Nuveen Real Estate Income Fund, a closed end real estate fund (AMEX: JRS). Prior to joining Security Capital, Mr. Platt served as President-International of JER Partners, a real estate investment company, and prior to that, served from 1982 to 1999 at Morgan Stanley, where he was involved in all aspects of its real estate business. As Managing Director, he founded and managed the global real estate business of Morgan Stanley Asset Management ("MSAM"). Under Mr. Platt's leadership, MSAM grew assets under management from $0 to $2 billion in private real estate and listed real estate securities worldwide on behalf of institutional and individual investors. Mr. Platt earned his Bachelor's degree in economics from Williams College, magna cum laude, and his MBA from Harvard Business School.

          Amitabh Godha, an assistant portfolio manager of the Fund. Prior to joining the Adviser, Mr. Godha served as an independent consultant, assisting early-stage companies with capital raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. Mr. Godha began his career at Lehman Brothers in New York, New York as an investment banking analyst in the Healthcare Group. Mr. Godha earned his Bachelor's degree in finance from Georgetown University and his MBA from The Wharton School of the University of Pennsylvania.

          Charles Song, an assistant portfolio manager of the Fund. Prior to joining the Adviser, Mr. Song was a consultant for Newbridge Capital in Korea, focusing on the turnaround of the company's largest portfolio investment, Korea First Bank. He also served as an independent advisor on merger and acquisition transactions for various investment consortiums in the Korean market. Additionally, Mr. Song's experience includes co-founding Novalis Ventures, a venture capital fund focused on early-stage investments in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. Mr. Song earned a Bachelor's degree in government from Cornell University.

          Geoffrey Hawkins, an assistant portfolio manager of the Fund. Mr. Hawkins is also an executive director of Forum Partners, a joint owner of the Adviser. He brings 16 years of experience in real estate debt and other structured debt analysis and investment. Previously, Mr. Hawkins was with Capital Research and Management Company, which managed $80 billion of fixed income securities for the American Funds, the Capital Guardian Trust Company, and Capital International. Mr. Hawkins was a vice president in charge of research and portfolio management for the following sectors: global asset-backed securities, mortgage-backed securities, CMBS, specialty finance companies, REITs and listed property companies. At Capital Research and Management Company, he managed portfolios of assets ranging from $3-5 billion. Prior to this, he was a senior financial analyst with Freddie Mac. While there, he worked in the Capital Markets division and was responsible for the modeling and pricing of collateralized mortgage obligation transactions. Mr. Hawkins earned a BBA degree in finance and accounting from the University of Iowa and an MBA from DePaul University.

Investment Management Agreement

        Under its Investment Management Agreement with the Fund, the Adviser will furnish an investment program for the Fund's portfolio, make the day-to-day investment decisions for the Fund, and generally manage the Fund's investments in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Adviser also provides persons satisfactory to the Board to serve as officers of the Fund, and the Fund may compensate such officers, or reimburse the Adviser for compensation of such officers, in the discretion of the Board. Such officers, as well as certain other employees and members of the Board may be directors, members, officers or employees of the Adviser. For its services under the Investment Management Agreement, the Adviser receives a monthly fee, which accrues daily at an annual rate equal to 0.85% of the Fund's daily average Managed Assets. See "Management of the Fund" in the Statement of Additional Information for a detailed discussion about the Investment Management Agreement.

Administration

        With the approval of the Board, the Fund has entered into an Administration Agreement with DCI. Under the Administration Agreement, DCI is responsible for managing the general business affairs of the Fund and performs, or causes to be performed, certain administrative and accounting functions for the Fund. For these services, DCI is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund's average daily Managed Assets. See "Management of the Fund" in the Statement of Additional Information for a detailed discussion about the Administration Agreement.

        The Fund will bear all expenses incurred in the Fund's operations and the offering of its common shares and all other expenses that are not specifically assumed by the Adviser under the Investment Management or Administrative Agreements. Expenses borne by the Fund will include, but not be limited to, the following: (i) organizational expenses; (ii) legal and audit expenses; (iii) borrowing expenses; (iv) interest; (v) taxes; (vi) governmental fees; (vii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (viii) the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ix) fees of custodians, transfer agents, registrars or other agents; (x) expenses of preparing share certificates; (xi) expenses relating to the redemption or repurchase of shares; (xii) expenses of registering and qualifying shares for sale under applicable federal law and maintaining such registrations and qualifications; (xiii) expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to shareholders; (xiv) cost of stationery; (xv) costs of shareholders and other meetings of the Fund; (xvi) compensation and expenses of the independent directors of the Fund; (xvii) the Fund's portion of premiums of any fidelity bond and other insurance covering the Fund and its officers and directors; and (xviii) the fees and other expenses of listing and maintaining the Fund's shares on the New York Stock Exchange or any other national stock exchange.

        When the Fund is utilizing leverage, the fees paid to the Adviser for investment advisory and administration services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. The Fund's investment management fees and other expenses are paid only by the common shareholders and not by holders of any preferred shares issued by the Fund. See "Leverage."

Marketing Agent

        Dividend Capital Securities LLC ("Dividend Capital Securities"), an affiliate of the Adviser, will act as marketing agent for the Fund in connection with the offering of the common shares by preparing marketing materials and providing distribution support during the offering. As payment for these services, the Adviser (and not the Fund) has agreed to pay Dividend Capital Securities an asset-based fee. Dividend Capital Securities is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed an "underwriter" for purposes of this offering under the 1933 Act, although it will not purchase any of the shares or be a party to the underwriting agreement.

RISKS OF THE FUND

        The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following are the principal risks of investing in the Fund:

        Recently Organized.    The Fund is recently organized with no operating or public trading history.

        Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

        Market Risk.    Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See "Leverage Risk" below.

        Risk of Concentration.    Because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If securities of real estate companies as a group fall out of favor, the Fund could underperform funds that have greater industry diversification.

        General Real Estate Risk.    Because at least 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, normally will be concentrated in securities of real estate companies, your investment in the Fund will be significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. The Fund will not invest in real estate directly, but only in securities issued by real estate companies or mortgages backed by commercial real estate. However, because of the Fund's concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate, including:

  •
  declines in the value of real estate;

  •
  risks related to general and local economic conditions;

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  possible lack of availability of mortgage funds;

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  overbuilding;

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  extended vacancies of properties;

  •
  increased competition;

  •
  increases in property taxes and operating expenses, including insurance;

  •
  changes in laws, including zoning law;

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  losses due to costs resulting from the clean-up of environmental problems;

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  liabilities to third parties for damages resulting from environmental problems;

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  casualty or condemnation losses;

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  limitations on rents;

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  changes in neighborhood values and the appeal of properties to tenants; and

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  changes in interest rates.

        Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

        Properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

        Insurance Issues.    Although certain real estate companies may carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with customary policy specifications, limits and deductibles, such insurance is not uniform among real estate companies. Should any type of uninsured loss occur, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would adversely affect the Fund's investment performance.

        Environmental Risk.    In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

        Equity Securities Risk.    The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

        Preferred Securities Risk.    There are special risks associated with investing in preferred securities, including:

          Deferral and Omission.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

          Subordination.    Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

          Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

          Limited Voting Rights.    Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

          Call Risk.    Preferred securities may be redeemed beginning on their call date. If securities are called, the Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.

          Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

          New Types of Securities.    From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

        Convertible Securities Risk.    Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

        Smaller Company Risk.    The Fund may invest from time to time in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies. Even the larger real estate companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, larger, more established companies' stock.

        Interest Rate Risk.    Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. The Fund's investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

        During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Market interest rates for investment grade fixed income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

        Credit Risk.    Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a company's range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

        Lower Rated Securities Risk.    With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these securities are sometimes referred to as "junk bonds." These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating of "BBB" or lower by S&P, "Baa" or lower by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser to be of comparable quality.

        Lower rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund is invested in lower rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

        Lower rated securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Yields on lower rated securities will fluctuate if the issuer of lower rated securities defaults, and the Fund may incur additional expenses to seek recovery.

        The secondary markets in which lower rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

        It is reasonable to expect that any adverse economic conditions could disrupt the market for lower rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower rated securities.

        Commercial Mortgage-Backed Securities Risk.    In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of CMBS may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

        CMBS are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the write-down of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinate CMBS are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate CMBS will not be fully paid. Subordinate securities of CMBS are also subject to greater credit risk than those CMBS that are higher rated.

        Commercial Mortgage/Senior Loans Risk.    The value of the commercial mortgages in which the Fund invests will be affected by changes in the real estate markets, which may be the result of local government zoning laws, changes in interest rates or changing investor sentiment. At times, the commercial real estate markets can be volatile and values can change substantially.

        The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to below investment grade debt securities, which are often subordinated and unsecured. See "Risks of the Fund—Lower Rated Securities Risk." Senior Loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than below investment grade debt securities, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value.

        Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

        Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets and which may make it difficult to value the assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

        Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits of collateralization with respect to such Senior Loans. In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. If the terms of a Senior Loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss.

        U.S. Government Securities Risk.    U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

        Foreign Securities Risk.    Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in securities of foreign issuers. Currently, the Fund intends to invest in only those foreign securities issued by North American issuers. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

  •
  future foreign economic, financial, political and social developments;

  •
  different legal systems;

  •
  the possible imposition of exchange controls or other foreign governmental laws or restrictions;

  •
  less governmental supervision;

  •
  regulation changes;

  •
  changes in currency exchange rates;

  •
  less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

  •
  high and volatile rates of inflation;

  •
  fluctuating interest rates;

  •
  less publicly available information; and

  •
  different accounting, auditing and financial record-keeping standards and requirements.

        Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment reserved for qualified dividend income.

        Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates, which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

        As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

        Leverage Risk.    Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred shares issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase the Fund's exposure to declines in cash flows from and decreases in market values of the Fund's assets. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

        Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

        The terms of any borrowing, other indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. For additional information about leverage, see "Leverage."

        While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

        Some of the Fund's portfolio securities, including real estate company securities, and the securities of other investment companies, may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund's common shares and the returns to the holders of common shares.

        Interest Rate Transactions Risk.    The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

        Derivatives Risk.    Small investments in derivatives can have a significant impact on the Fund's exposure to fluctuations in interest rates or currency exchange rates. There may be an imperfect correlation between the values of such instruments and the underlying assets. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party who issued the derivative defaults on its obligation. Moreover, certain derivatives may be less liquid and more difficult to value than others. Furthermore, the ability to successfully use derivatives depends on Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

        In addition, the Fund may seek to gain exposure to real estate securities by investing in swap agreements based on REIT indices or baskets of real estate company securities, including indices based on or baskets of foreign real estate company securities. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index, or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. In addition to the risks of investing in derivatives generally, investments in real estate-related swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs.

        Credit Derivatives Risk.    The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protected.

        Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

        Restricted and Illiquid Securities Risks.    Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Investment of the Fund's capital in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

        Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund's ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

        Tax Risk.    The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire on December 31, 2008 unless future legislation is passed to make the provisions effective beyond this date. There can be no assurance of what portion, if any, of the Fund's distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See "Taxation."

        Non-Diversified Risk.    The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of the Fund's total assets will be invested in cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of the Fund's total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to shareholders than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

        Risk of Market Price Discount from Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for common shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, above or below net asset value, or at, below or above the initial public offering price.

        Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by the Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

        Anti-Takeover Provisions.    Certain provisions of the Fund's Declaration of Trust could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to modify the Fund's structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for members of the Board, and super majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Declaration of Trust and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Declaration of Trust."

        Portfolio Turnover Risk.    The Fund may engage in portfolio trading when considered appropriate. The Fund's annual portfolio turnover rate may vary greatly from year to year. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

        Market Disruption Risk.    The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq and instability in the Middle East also have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

DIVIDENDS AND DISTRIBUTIONS

Level Rate Distribution Policy

        Commencing with the Fund's first distribution, the Fund intends to make regular monthly level rate cash distributions to common shareholders based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on, or redeeming or liquidating, preferred shares issued by the Fund, if any, and making interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a level distribution rate will also depend on the stability of income received from its investments. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on, or redeems or liquidates, any outstanding preferred shares issued by the Fund and pays interest and required principal payments on any borrowings). In addition, at least annually, the Fund intends to distribute all of its net capital gains and ordinary taxable income, if any, to shareholders so long as the net capital gains and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any preferred shares issued by the Fund, or pay interest or required principal payments on any borrowings.

        The Fund expects to pay an initial distribution within 90 days from the completion of this offering, depending on market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. Accordingly, maintaining a level dividend rate may require certain distributions that may be deemed a return of capital for tax purposes. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See "Taxation."

        The Fund may seek exemptive relief from the SEC to permit it to distribute capital gains more frequently than annually, which could facilitate the maintenance of the level rate distribution policy. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

        The Board may determine to amend the Fund's dividend and distribution policies at any time in its discretion.

Dividend Reinvestment Plan

        The Fund will maintain a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt out" plan. Each shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless such shareholder elects to receive cash. Shareholders will have their dividends and distributions reinvested in additional common shares purchased in the open market or issued by the Fund through the Plan, unless they elect to have their dividends and other distributions paid in cash. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

        The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of common shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

        Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten business days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

        The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those common shares purchased as well as common shares held pursuant to the Plan.

        In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Common shares may be purchased through any of the Underwriters, acting as broker or, after the completion of this offering, dealer.

        The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

        The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See "Taxation."

        Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at [                        ].

CLOSED-END FUND STRUCTURE

        The Fund is a recently organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if a shareholder wishes to sell shares of a closed-end fund he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

        Shares of closed-end funds frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund's net asset value may decrease. This risk may be greater for shareholders who sell their shares within a relatively short period after completion of the public offering. Common shares of closed-end investment companies like the Fund that invest predominantly in the securities of real estate companies have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Although a closed-end fund may trade at a price lower than the net asset value, the shareholder may realize share price appreciation over the initial public offering price paid at the time of the offering.

        Whether shareholders will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the common shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the common shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value or below or above the initial offering price for the common shares.

REPURCHASE OF SHARES

        Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although common shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. For more information see "Repurchase of Shares" in the Statement of Additional Information.

        There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover and additional expenses being borne by the Fund. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See "Taxation" for a description of the potential tax consequences of a share repurchase.

TAXATION

        The following discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. shareholder and that you hold your common shares as a capital asset. In the Statement of Additional Information the Fund has provided more detailed information regarding the tax consequences of investing in the common shares.

        Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your common shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

        A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non taxable "return of capital" that reduces your tax basis in your common shares; any such distributions in excess of your basis are treated as gain from a sale of your common shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional common shares.

        A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

        Each year, the Fund will notify you of the tax status of dividends and other distributions.

        If you sell or otherwise dispose of your common shares, or have common shares repurchased by the Fund, you may realize a capital gain or loss, which will be long-term or short-term, depending generally on your holding period for the common shares.

        The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you fail to provide us with your correct taxpayer identification number; fail to make required certifications; or have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

        The Fund intends to elect to be treated and to qualify each year as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax exempt interest, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

        See the Statement of Additional Information for more information about the tax consequences of any repurchase of common shares by the Fund.

        Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

        Rules governing the tax aspects of swap agreements, including real estate-related swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

NET ASSET VALUE

        The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares issued by the Fund, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

        For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

        Readily marketable securities traded in the over the counter market, including listed securities whose primary market is believed by the Adviser to be over the counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

        When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security's fair value, as determined pursuant to procedures adopted by the Fund's Board. Additionally, if the Adviser believes that the price of a security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices.

DESCRIPTION OF SHARES

Common Shares

        The Fund is authorized to issue an unlimited number of common shares of beneficial interest, $0.001 par value per share. The common shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common shareholders are entitled to one vote per share. All voting rights for the election of Trustees are non-cumulative, which means that, assuming there are no preferred shares outstanding, the holders of more than 50% of the common shares can elect 100% of the Trustees then nominated for election if they choose to do so and, in such event, the holders of the remaining common shares will not be able to elect any Trustees. If preferred shares are outstanding, the holders of the preferred shares, voting separately as a class, would elect two of the Fund's Trustees. Holders of common shares and preferred shares voting together as a single class would elect the remaining Trustees of the Fund. Whenever preferred shares or borrowings are outstanding, holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on any preferred shares issued by the Fund and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.

        The Fund's common shares are expected to be listed on the New York Stock Exchange under the trading or "ticker" symbol "DCA." Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders each year. The foregoing description and the descriptions below under "Preferred Shares" and "Certain Provisions of the Declaration of Trust" are subject to the provisions contained in the Fund's Declaration of Trust.

        Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.05 per common share. See "Use of Proceeds."

        The Adviser will provide the initial capital for the Fund by purchasing [            ] common shares of the Fund for [$            ]. As of the date of this Prospectus, the Adviser owned of record and beneficially [      ]% of the outstanding common shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

Preferred Shares

        The Fund's Declaration of Trust authorizes the Board, without approval of the common shareholders, to issue preferred shares in one or more classes or series, with rights as determined by the Board. Any decision to authorize such shares is subject to market conditions, the Fund's receipt of the requisite credit rating on the preferred shares and the continuing belief of the Board that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the common shareholders described in this Prospectus.

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST

        The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to three years the replacement of a majority of the Board. A Trustee may be removed for cause from office by the action of two-thirds of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

        The Board may cause the Fund to take such other defensive measures as is permissible under applicable law, which could prevent other entities or persons to obtain control over the Fund.

        In addition, the Fund's Declaration of Trust requires the favorable vote of a majority of the Fund's Board followed by the favorable vote of the holders of not less than 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of the outstanding shares of all outstanding classes or series of beneficial interest of the Fund and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, 5% or greater holder of the outstanding shares of all outstanding classes or series of beneficial interest of the Fund (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of beneficial interest of the Fund.

        The 5% holder transactions subject to these special approval requirements are:

  •
  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

  •
  the issuance of any securities of the Fund to any Principal Shareholder for cash;

  •
  the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

  •
  the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

        The Board may cause the Fund to merge, consolidate, or reorganize with or into another trust, corporation or other entity without approval of shareholders if such transaction is approved by at least 80% of the Trustees.

        To convert the Fund to an open-end investment company, the Fund's Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of not less than 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until at least 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares issued by the Fund, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems.

        Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

        To liquidate the Fund, the Fund's Declaration of Trust, requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of Trustees, in which case the Fund may be liquidated without the approval of shareholders.

        For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

        The Fund's Bylaws also require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of the shareholders. Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

        The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements may be greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust and Bylaws on file with the SEC for the full text of these provisions.

UNDERWRITING

        Subject to the terms and conditions stated in the underwriting agreement dated [                        ,] 2005, the Underwriters named below, acting through Morgan Keegan as lead manager and Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Ferris, Baker Watts Incorporated, KeyBanc Capital Markets, a division of McDonald Investments Inc., RBC Capital Markets Corporation, Stephens Inc., Stifel, Nicolaus & Company Incorporated, Wells Fargo Securities, LLC, and Commerce Capital Markets as their representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to such Underwriters, the number of common shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares
Morgan Keegan & Company, Inc.
Advest, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Ferris, Baker Watts, Incorporated
KeyBanc Capital Markets, a division of McDonald Investments Inc.
RBC Capital Markets Corporation
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Wells Fargo Securities, LLC
Commerce Capital Markets, Inc.
Total

        The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares listed in the table above if any of the common shares are purchased. In the underwriting agreement, the Fund and Adviser have agreed to indemnify the Underwriters against certain liabilities or to contribute payments the Underwriters may be required to make for any of those liabilities.

        The Fund expects to list its common shares on the New York Stock Exchange under the ticker symbol "DCA." In order to meet the requirements for listing the common shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($1,500). Prior to this offering, there has been no public market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation between the Fund and the Representatives.

        The Underwriters propose initially to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $0.45 per common share. The sales load the Fund will pay of $0.675 per common share is equal to 4.50% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $0.10 per common share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

        The Adviser has also agreed to pay from its own assets a fee to Morgan Keegan payable quarterly at the annual rate of 0.10% of the Fund's average daily Managed Assets. Morgan Keegan has agreed to provide, at the reasonable request of the Adviser, certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an on-going basis and to provide, at the reasonable request of the Adviser, relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. This compensation will only be payable during the continuance of the advisory agreement between the Adviser and the Fund. The sum total of all compensation to the Underwriters in connection with this offering of common shares, including the sales load, additional compensation and any expense reimbursement will be limited to 9.0% of the total price to the public of common shares in this offering.

        The Fund has granted the Underwriters an option to purchase up to [                        ] additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus, solely to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that Underwriter's initial amount reflected in the table above.

        The following table shows the public offering price, sales load and proceeds, before expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

	Per Share	Without Option	With Option
Public Offering Price	$15.000
Sales Load	$0.675
Proceeds, before expenses, to the Fund	$14.325

        The expenses of the offering payable by the Fund will be no more than             ($            assuming full exercise of over-allotment option), which represents $0.05 per common share. The Adviser has agreed to pay the Fund's organizational expenses and offering costs (other than the sales load) that exceed $0.05 per common share.

        The Fund anticipates that it will limit this offering to 18,000,000 common shares, not including any exercise by the Underwriters of their over-allotment option.

        Until the distribution of the common shares is complete, SEC rules may limit the Underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the Representatives may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

        If the Underwriters create a short position in the Fund's common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this Prospectus, the Representatives may reduce that short position by purchasing common shares in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

        Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the Representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

        The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of common shares to the Underwriters pursuant to the underwriting agreement.

        The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be Underwriters.

        The addresses of the Representatives are: Morgan Keegan, Fifty North Front Street, Morgan Keegan Tower, Memphis, Tennessee 38103; Advest, Inc., 90 State House Square, 6th Floor, Hartford, Connecticut 06103; BB&T Capital Markets, a division of Scott & Stringfellow, Inc., 909 E. Main Street, 2nd Floor, Richmond, Virginia 23219; Ferris, Baker Watts, Incorporated, 1700 Pennsylvania Avenue, N.W., Suite 700, Washington, D.C. 20006; KeyBanc Capital Markets, a division of McDonald Investments, Inc., McDonald Investment Center, 800 Superior Avenue, 18th Floor, Cleveland, Ohio 44114; RBC Capital Markets Corporation, 60 South Sixth Street, 17th Floor, Minneapolis, Minnesota 55402; Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201; Stifel, Nicolaus & Company Incorporated, One Financial Plaza, 501 N. Broadway, St. Louis, Missouri 63102; Wells Fargo Securities, LLC, 999 Third Avenue, Suite 4000, Seattle, Washington 98104; and Commerce Capital Markets Inc., One Commerce Square, 2005 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

        State Street Bank and Trust Company, which has its principal business office at 801 Pennsylvania, Kansas City, Missouri 64105, has been retained to act as custodian of the Fund's investments and The Bank of New York, which has its principal business office at 1 Wall Street, New York, New York 10286, serves as the Fund's transfer and dividend disbursing agent. Neither State Street Bank and Trust Company nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

REPORTS TO SHAREHOLDERS

        The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

LEGAL MATTERS

        The validity of the common shares offered hereby is being passed on for the Fund by Dechert LLP and certain other legal matters will be passed on for the Underwriters by Bass, Berry & Sims PLC.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations
Investment Objectives and Policies
Management of the Fund
Portfolio Transactions
Proxy Voting Policies and Procedures
Repurchase of Common Shares
Leverage
Taxation
Counsel and Independent Accountants
Report of Independent Accountants
Financial Statements
Appendix A—Ratings of Investments
Appendix B—Proxy Voting Policies and Procedures

               Shares
Dividend Capital Realty Income Allocation Fund
$15.00 Per Share

PROSPECTUS

Morgan Keegan & Company, Inc.

Advest, Inc.
BB&T Capital Markets
a division of Scott & Stringfellow, Inc.
Ferris, Baker Watts
Incorporated
KeyBanc Capital Markets
RBC Capital Markets
Stephens Inc.
Stifel, Nicolaus & Company
Incorporated
Wells Fargo Securities, LLC
Commerce Capital Markets, Inc.

January 26, 2005

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated January 26, 2005

Dividend Capital Realty Income Allocation Fund

Statement of Additional Information

Dividend Capital Realty Income Allocation Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to the Fund's common shares of beneficial interest ("common shares") is not a prospectus, but should be read in conjunction with the Fund's prospectus, dated February     , 2005 (the "Prospectus"). The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus is available without charge from the Fund by calling (866)-324-7348. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this Statement of Additional Information in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

Investment Limitations
Investment Objectives and Policies
Management of the Fund
Portfolio Transactions and Brokerage
Proxy Voting Policies and Procedures
Repurchase of Common Shares
Leverage
Taxation
Counsel and Independent Accountants
Report of Independent Accountants
Financial Statements
Appendix A—Ratings of Investments
Appendix B—Proxy Voting Policies and Procedures

i

INVESTMENT LIMITATIONS

        The Fund has adopted the following fundamental investment restrictions, which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

  (1)
  Borrow money or issue senior securities except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"); provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary or emergency purposes.

  (2)
  Act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of securities;

  (3)
  Purchase or sell real estate, except that the Fund may invest in securities of real estate companies including real estate investment trusts ("REITs") and securities secured by real estate or interests therein (including commercial mortgage-backed securities ("CMBS") and commercial mortgages), and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

  (4)
  Make loans, except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, CMBS, commercial mortgages and mortgage loan participations;

  (5)
  Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in securities of companies in the real estate industry.

Non-Fundamental Policies and Restrictions

        In addition to the fundamental investment restrictions described above and the various general investment policies described in the Prospectus and elsewhere in this Statement of Additional Information, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Fund's Board of Trustees ("Board") without shareholder approval:

  (1)
  Invest in securities of other investment companies, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation, or similar transaction;

  (2)
  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities;

  (3)
  Purchase securities on margin, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff, interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  (4)
  Engage in short sales;

  (5)
  Change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies principally engaged in the real estate industry, without notifying shareholders at least 60 days prior to the change.

1

        In applying its fundamental and non-fundamental investment policies and restrictions:

  (1)
  Except with respect to the Fund's investment restriction concerning borrowing, percentage restrictions on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

  (2)
  Investments in certain categories of companies will not be considered to be investments in a particular industry. For example, financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

        Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a "majority of the outstanding" common shares and any preferred shares issued by the Fund voting together as a single class and of the holders of a "majority of the outstanding" preferred shares issued by the Fund voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

        Portfolio Turnover.    The Fund's annual portfolio turnover rate may vary greatly from year to year. There are no limits on portfolio turnover and investments may be sold without regard to length of time held. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

INVESTMENT OBJECTIVES AND POLICIES

        The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

Investments in Real Estate Securities

        Under normal market conditions, the Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in securities of real estate companies, consisting of allocations to common stock, preferred stock and debt securities. For purposes of our investment policies, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, the following: real estate operating companies; real estate investment trusts ("REITs"); hotel and hotel management companies; financial institutions that make or service mortgage loans; mortgages backed by commercial real estate; and pass-through trusts or other special purpose entities that issue CMBS and/or execute real estate financings or securitizations.

        Real Estate Investment Trusts.    REITs are companies dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT

2

generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs.

Preferred Securities

        The Fund will generally invest in preferred securities issued by real estate companies, including REITs. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the "DRD") under Section 243 of the Internal Revenue Code of 1986, as amended (the "Code") and are not expected to provide significant benefits under the rules relating to "qualified dividend income." The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

        There are two basic types of preferred securities: traditional preferred securities and hybrid preferred securities. When used in this Statement of Additional Information and the related Prospectus, taxable preferred securities refer generally to hybrid preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as REIT preferred securities.

        Traditional Preferred Securities.    Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors and their voting rights may be limited to certain extraordinary transactions or events. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the real estate sector and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

        Hybrid Preferred Securities.    The hybrid preferred securities market is divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted "flat," (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, trade and are quoted on an "accrued income" basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

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        Hybrid preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

        Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment.

Commercial Mortgage-Backed Securities

        The Fund will generally invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated CMBS") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

        The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

        The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Mortgage Loans/Senior Loans

        The Fund will generally invest in mortgage loans and senior loans backed by commercial real estate. Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the

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Borrower. Senior Loans typically have a stated term of between five and ten years and rates of interest which are fixed at issuance or are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR") and secondarily the prime rate offered by one or more major U.S. banks (the "Prime Rate"), the certificate of deposit ("CD") rate, or other base lending rates used by commercial lenders. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Adviser expects the average life of Senior Loans to be shorter than the stated maturity.

        Senior Loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

        Many Senior Loans in which the Fund will invest may not be rated by one or more rating agencies, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in the Fund will have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

        An active trading market may not exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield may be lower.

        The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan

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agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. The Fund may also purchase participations in Senior Loans. The participation by the Fund in a lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Loan Participations

        The Fund will generally purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

        A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

        A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

        The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

        The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the

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corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

        Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if that value were based on available market quotations and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Fund.

        Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

U.S. Government Securities

        The Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

        Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Foreign Securities

        The Fund may invest up to 20% of its Managed Assets in the securities of foreign issuers. Currently, the Fund intends to invest only in those foreign securities issued by North American issuers.

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Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

        Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

        It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

        Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

        Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

        The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

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Foreign Currency Transactions

        The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

        The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

        A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser has not yet selected specific investments.

        The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

        The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

        Successful use of currency management strategies will depend on the Adviser's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy

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hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

Lower Rated Securities

        With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in preferred and debt securities rated below investment grade, such as those rated below Baa by Moody's or below BBB by S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

        The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

        Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

        The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

Restricted and Illiquid Securities

        The Fund may purchase securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between the Fund's decision to sell any

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such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

        The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser will monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Other Investment Companies

        The Fund may invest, to the extent permitted by the limits of Section 12(d)(1) of the 1940 Act, its total assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the sections entitled "Leverage" and "Risks of the Fund—Leverage Risk," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Commercial Paper

        Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

        Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

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Futures and Options

        The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.

        Asset Coverage for Futures and Options Positions.    The Fund may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by the Fund. To the extent a Fund covers its commitment under such transactions by the segregation of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such a transaction will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.

        Purchasing Put and Call Options.    By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

        The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

        The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

        Writing Put and Call Options.    The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant ("FCM") as described below for futures contracts.

        If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss

12

from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

        Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

        Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Over-the-Counter Options.    Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

        Futures Contracts.    In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

        The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

        Futures Margin Payments.    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for

13

purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

        The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

        Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

        Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

        Swap Agreements.    Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to the Fund's borrowing. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to changes in long or short-term interest rates, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

        In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate

14

exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

        Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

        The most significant factor in the performance of swap agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

        The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

        The Fund may seek to gain exposure to real estate securities by investing in swap agreements based on REIT indices or baskets of real estate company securities, including indices based on or baskets of foreign real estate company securities. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index, or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. Investments in real estate-related swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs and real estate companies, including changes in the values of underlying properties, defaults by borrowers or tenants, revisions to the Code, changes in interest rates and poor performance by those managing the REITs.

        The Fund may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to be "long" a third party credit risk and the other party (the "buyer") to be "short" the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no default event occurs, the Fund will lose its investment and recover nothing. However, if a default event occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

When Issued and Forward Commitment Securities

        The Fund may purchase securities on a "when issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the

15

securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

        Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Leverage—Leverage Risks," since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

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Repurchase Agreements

        In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

MANAGEMENT OF THE FUND

        The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Adviser, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trustees.

        Basic information about the identity and experience of each Trustee and officer is set forth in the charts below.

        The Trustees of the Fund, their years of birth, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex ("Fund Complex"), and other directorships held by the Trustee are set forth below.

Name, Year of Birth, Address* and Position with Fund	Term of Office	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex
Class I (term expires 2006)
Thomas H. Mack (1942), Trustee	Since 01/2005	Thomas H. Mack & Co., Inc., President (since 01/1991).	1	Director, Greenwald & Associates (since 01/2002)
Class II (term expires 2007)
James L. Greenawalt (1950), Trustee	Since 01/2005	J.L. Greenawalt & Associates, Inc., Independent Consultant (since 11/2004); formerly, Calamos Investments Director of Distribution, Executive Vice President (06/2001—07/2004); ABN AMRO/Allegheny Funds, Director of Marketing, Senior Vice President (02/2001 to 04/2001); and Scudder Kemper Investments, Director of Sales and Managing Director (06/1989 to 06/2000).	1	N/A
Class III (term expires 2007)
Thomas I. Florence (1962), Trustee and President**	Since 01/2005	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 2/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000).	1
Jonathan F. Zeschin (1953),Trustee and Chairman of the Board	Since 01/2005	President, Essential Advisers, Inc. (since 06/2000); Managing Partner, JZ Partners LLC (since 08/1998).	1	Trustee, ICON Funds (17 funds) (since 11/2002)
*
The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

**
Mr. Florence is an interested Trustee due to his position with the Adviser.

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        The officers of the Fund, their years of birth, and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation During Past Five Years
Francis Gaffney (1957)	Treasurer	Dividend Capital Securities LLC, Senior Vice President and Director of Operations (since 02/2004); formerly, Founders Asset Management LLC, Senior Vice President of Operations (08/1998—12/2003).
Phillip Perrone (1958)	Chief Compliance Officer	Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); Dividend Capital Securities LLC, Chief Compliance Officer (since 01/2004); formerly, OppenheimerFunds, Inc., Compliance Manager (02/1999—01/2004) and Senior Internal Auditor (11/1997—02/1999).
Jeffrey Taylor (1972)	Vice President	Dividend Capital Investments LLC, Vice President Business Services (since 02/2004); formerly, INVESCO Inc., Product Manager (07/2003—01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999—06/2003).
Derek Mullins (1973)	Secretary & Assistant Treasurer	Dividend Capital Investments LLC, Manager of Portfolio Reporting and Analysis (since 11/2004); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 – 10/2004) and Fund Controller (01/1999 – 10/2003).
Jami VonKaenel (1978)	Assistant Secretary	Dividend Capital Investments LLC, Assistant Controller (since 06/2004); Dividend Capital Securities LLC, Assistant Controller (since 06/2004); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 – 06/2004); and Accenture, Analyst (01/2001 – 01/2004).

Standing Committees

        The Fund's Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, which are composed of all of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act ("Independent Trustees").

        Audit Committee.    The main function of the Audit Committee is to assist the Board in its oversight of the Fund's accounting and financial reporting process and its internal controls, including assistance with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualification and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems. The members of the Audit Committee are Messrs. Zeschin, Greenawalt and Mack.

        Nominating and Governance Committee.    The main functions of the Nominating and Governance Committee are to identify individuals qualified to become members of the Board in the event that a position is vacated or created, to select the Trustee nominees for the next annual meeting of shareholders and to set any necessary standards or qualifications for service on the Board. The Nominating and Governance Committee will also review shareholder correspondence to the Board,

18

review Trustees compensation and recommend Independent Trustee counsel and Fund legal counsel. The Nominating and Governance Committee will consider nominees properly recommended by the Fund's shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary. The members of the Nominating and Governance Committee are Messrs. Zeschin, Greenawalt and Mack.

        The Board also has a Valuation Committee, whose main function is to assist the Board in its oversight of the Adviser's valuation of the Fund's portfolio securities. In instances in which the valuation procedures of the Fund require action by the Board, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board.

        As the Fund is a recently organized closed-end management investment company, no meetings of the above committees have been held in the current fiscal year.

        The following table provides information concerning the dollar range of the Fund's equity securities owned by each Trustee and the aggregate dollar range of securities owned in the Fund Complex.

	Dollar Range of Equity Securities in the Fund as of December 31, 2004	Aggregate Dollar Range of Equity Securities in the Fund Complex as of December 31, 2004
Thomas I. Florence	None	50,001—100,000
Jonathan F. Zeschin	None	None
James L. Greenawalt	None	None
Thomas H. Mack	None	None

        No Independent Trustee, and no immediate family members of the Independent Trustees, own any securities issued by the Adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation of Trustees and Certain Officers

        The following table sets forth estimated information regarding compensation the Fund expects to pay Trustees for the fiscal year ending September 30, 2005 and the aggregate compensation paid by the Fund Complex for the fiscal year ended September 30, 2004. Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Fund Complex that is a U.S. registered investment company. Each of the other Trustees is paid an annual retainer of $16,000, paid quarterly and a fee of $2,000 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. Each Independent Trustee is paid $1,000 for any telephonic meeting attended. In addition, the Chairman of the Board is paid an additional annual retainer of $10,000, paid quarterly. In the column headed "Total Compensation from Fund Complex Paid to Trustees," the compensation paid to each Trustee represents the aggregate amount paid to the Trustee by the Fund and the other fund that each Trustee serves in the Fund Complex. The Trustees do not receive any pension or retirement benefits from the Fund Complex.

Name and Position	Estimated Compensation from Fund for Fiscal Year Ending September 30, 2005	Total Compensation from Fund Complex Paid to Trustees for Fiscal Year Ending September 30, 2004
Jonathan F. Zeschin, Trustee	$23,767	$0
James L. Greenawalt, Trustee	$16,933	$0
Thomas H. Mack, Trustee	$16,933	$0

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Principal Shareholders

        To the knowledge of the Fund, as of January 24, 2005, no current Trustee of the Fund owned 1% or more of the outstanding common shares, and the officers and Trustees of the Fund owned, as a group, less than 1% of the common shares.

        As of the date of this Statement of Additional Information,                        owned of record and beneficially 100% of the outstanding common shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

The Investment Adviser

        Dividend Capital Investments LLC ("Adviser"), located at 518 Seventeenth Street, Suite 1200, Denver, Colorado 80202, serves as the investment adviser to the Fund. The Adviser directs the investment of the Fund's assets, subject at all times to the supervision of the Fund's Board. The Adviser conducts investment research and supervision for the Fund. The Adviser was organized as a Delaware limited liability company in October 2003 and is registered with the SEC as an investment adviser.

        Under its Investment Advisory Agreement with the Fund, the Adviser furnishes an investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Adviser also may provide persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain other employees and members of the Board may be directors, members, officers or employees of the Adviser, and the Fund may bear a portion of the expense of officers of the Fund supplied by the Adviser or otherwise compensate the Adviser for the services of such officers. The Fund will pay the Adviser a monthly fee for its investment management services, which is accrued daily at an annual rate equal to 0.85% of the Fund's average daily Managed Assets.

Approval of Investment Advisory Agreement

        The Board of Trustees of the Fund including a majority of the Trustees who are not parties to the Fund's Investment Advisory Agreement, or interested persons of any such party ("Independent Trustees"'), has the responsibility under the 1940 Act to approve the Fund's proposed Investment Advisory Agreement for its initial two-year term and its continuation annually thereafter at an in-person meeting of the Board called for the purpose of voting on the approval or continuation. At a meeting held on January 24, 2005, the Board unanimously approved the Investment Advisory Agreement for the Fund.

        In considering whether to approve the Fund's Investment Advisory Agreement, the Board reviewed the materials provided by the Investment Adviser and Fund counsel, which included, among other things, fee and expense comparisons of funds with investment objectives and policies similar to those of the Fund, prepared by the Adviser, and memoranda outlining the legal duties of the Board. The Board considered factors relating to both the selection of the Adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

          (i)  The nature, extent and quality of services to be provided by the Adviser. The Trustees reviewed the services that the Adviser would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Trustees received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. In this regard, the Trustees considered the Adviser's in-house research capabilities as well as other resources available to the Adviser's personnel. The Trustees also discussed with officers and

20

portfolio managers of the Fund the investment strategy of the Fund and the type of transactions that would be made on behalf of the Fund. Additionally, the Trustees considered the level of experience in the real estate industry of the Fund's portfolio Advisory team and took into consideration the favorable history, reputation and background of the portfolio managers for the Fund, finding that these would likely have an effect on the success of the Fund.

         (ii)  Investment performance of the Fund and the Adviser. Because the Fund is newly formed, the Trustees did not consider the investment performance of the Fund, but the Trustees did consider the performance of an open-end investment company managed by the Adviser as well as a composite index designed to approximate the portfolio composition of the Fund.

        (iii)  Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. Next, the Trustees considered the cost of the services provided by the Adviser. Under the proposed Investment Advisory Agreement, the Fund would pay the Adviser a monthly investment advisory fee, which is accrued daily at the annual rate of 0.85% of the Fund's average daily Managed Assets. As part of their analysis, the Trustees considered fee and expense estimates compiled by the Adviser. In reviewing the proposed investment advisory and administration fees, the Trustees considered the fees paid by other closed-end real estate funds and other closed-end funds, noting that the fees proposed to be received by the Adviser were close to the average total expense ratio for closed-end real estate funds. The Trustees also noted that the Fund's investment advisory fee for the initial term of the contract was projected to be in line with the average investment advisory fee charged to competitive funds with similar investments. The Trustees did not consider the profitability of the Fund and the Adviser, since the Fund is newly formed with no operating history.

        (iv)  The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Trustees considered that the fees and overall expense ratio were consistent with comparable funds, but noted that as a closed-end fund, it was not likely the Fund would grow significantly in a manner that would result in the Fund realizing economies of scale.

         (v)  Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. As discussed above in (i) and (iii), the Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to those of other closed-end real estate funds. In this instance, the Trustees determined that the proposed services and fees were consistent with other comparable funds.

        Based on these considerations and the overall quality of the personnel, operations, investment advisory capabilities and methodologies of the Adviser, the Board concluded the fees to be paid to the Adviser under the Investment Advisory Agreement were fair and reasonable, and the scope and quality of Adviser's services to the Fund were consistent with the Fund's operational requirements and sufficient to approve the Fund's Investment Advisory Agreement with the Adviser.

Administrative Services

        Pursuant to an Administration Agreement, the Adviser also performs, or causes to be performed, certain administrative and accounting functions for the Fund. Pursuant to the Administration Agreement, the Adviser is entitled to receive a monthly fee, which is accrued daily at the annual rate of 0.10% of the Fund's average daily Managed Assets.

        The administrative and accounting services provided by the Adviser, or other service providers under the supervision of the Adviser, include, but are not limited to: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation for certain of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's

21

registration statement, including Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's shareholders and filing of these reports with the SEC, Forms N-SAR filed with the SEC, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual shareholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities.

        The Fund will bear all expenses incurred in the Fund's operations and the offering of its common shares and all other expenses that are not specifically assumed by the Adviser under the Investment Management or Administrative Agreements. These expenses include, among others: organizational expenses; legal and audit expenses; borrowing expenses; interest; taxes; governmental fees; membership fees for investment company organizations; the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to the Fund's stockholders; costs of stationery; costs of stockholders and other meetings of the Fund; compensation and expenses of the Independent Directors; insurance covering the Fund and its respective officers and directors; and the cost of listing and maintaining the Fund's shares on the New York Stock Exchange. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be party. The Fund may also have an obligation to indemnify its directors and officers with respect to any such litigation

        When the Fund is utilizing leverage, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. The Fund's investment advisory and administrative fees and other expenses are paid only by the common shareholders and not by holders of any preferred shares issued by the Fund.

Custodian and Transfer, Dividend Disbursing and Dividend Reinvestment Plan Agent

        State Street Bank and Trust Company, which has its principal business office at 801 Pennsylvania, Kansas City, Missouri 64105, has been retained to act as custodian of the Fund's investments and The Bank of New York, which has its principal business office at 1 Wall Street, New York, New York 10286, serves as the Fund's transfer, dividend disbursing and dividend reinvestment plan agent. Neither State Street Bank and Trust Company nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

Code of Ethics

        The Fund, the Adviser and the Fund's principal underwriter have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. Subject to certain limitations, each code of ethics permits investment personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. Each code of ethics establishes procedures for personal investing,

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restricts certain transactions and places restrictions on the timing of personal investing in relation to portfolio transactions by the Fund.

        These codes of ethics can be reviewed or copies at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at (202)-942-8090. These codes of ethics are also available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0101.

Privacy Policy

        The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information, and why in certain cases the Fund may share this information with others.

        The Fund does not receive any non-public personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, the Fund receives non-public personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

        The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to non-public personal information about its shareholders to the Adviser's employees with a legitimate business need for the information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        As of the date of this Statement of Additional Information, the Fund has not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

        Subject to the supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Fund intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund's Trustees and/or officers are affiliated. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

        In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. As such, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), and subject to such policies and procedures as the Trustees may determine, the Adviser may cause the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers

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or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. The Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

        The investment management fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of research and investment information provided by executing brokers; however, the Adviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to the Adviser in serving both the Fund and other clients of the Adviser; accordingly, not all of the research provided by brokers through which the Fund effects securities transactions may be used by the Adviser in connection with the Fund.

        From time to time, the Fund may use Morgan Keegan & Company, Inc. ("Morgan Keegan") as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. The Adviser will not cause the Fund to pay Morgan Keegan any commission for effecting a securities transaction for the Fund in excess of the usual and customary amount other broker-dealers would have charged for the transaction. Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." Section 11(a) of the 1934 Act prohibits Morgan Keegan from executing transactions on an exchange for the Fund except pursuant to the provisions of Rule 11a2-2(T) thereunder. That rule permits Morgan Keegan, as a member of a national securities exchange, to perform functions other than execution in connection with a securities transaction for the Fund on that exchange only if the Fund expressly consents by written contract.

        The Adviser may also select other brokers to execute portfolio transactions. In the over-the-counter market, the Fund will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

        The Fund may not buy securities from, or sell securities to, Morgan Keegan as principal. The Fund's Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which Morgan Keegan is a participant.

PROXY VOTING POLICIES AND PROCEDURES

        The Fund is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix B to this Statement of Additional Information. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

        Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling (866)-324-7348 and (2) on the SEC's website (http://www.sec.gov).

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REPURCHASE OF COMMON SHARES

        The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value (commonly referred to as the "discount"), the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Board may not decide to take any of these actions. During the pendency of a tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act and the 1940 Act and the rules and regulations under each of those Acts.

        Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

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        In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

        Before deciding whether to take any action, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Based on the considerations, even if the Fund's shares trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See "Taxation" for a description of the potential tax consequences of a share repurchase.

LEVERAGE

        The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund currently intends to borrow an amount equal to approximately 33 1/3% of its total assets (including the amount borrowed). The Fund may vary its use of leverage in response to changing market conditions and there is no guarantee the Fund will meet its current intentions concerning the use of leverage. The Fund may significantly reduce or cease its use of leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable.

        The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage. The Fund may also borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may borrow from affiliates of the Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

        The Fund may borrow from banks and other financial institutions or through reverse repurchase agreements or other transactions involving indebtedness. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision.

        Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be.

        While the Fund currently has no plans to issue preferred shares, the 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred shares that the Fund may issue.

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Immediately after any such issuance, the Fund's total assets (including the proceeds from the issuance of the preferred shares and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds from the issuance of the preferred shares and of any outstanding indebtedness constituting senior securities). Following the issuance of preferred shares, the Fund would not be permitted to declare any cash dividend or other distribution on the common shares or purchase any of the common shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred shares outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred shares.

        If preferred shares are outstanding, the holders of the preferred shares, voting separately as a class, would elect two of the Fund's Trustees. Holders of common shares and preferred shares voting together as a single class would elect the remaining Trustees of the Fund. In the unlikely event the Fund failed to pay dividends on preferred shares for two years or failed to make payments on senior securities, holders of preferred shares and, under certain circumstances, the holders of any senior securities that are in default, would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a regulated investment company under the Code, which could have a material adverse effect on the value of the common shares.

        The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the Fund's common shareholders. In addition, the terms of any borrowing, other Fund indebtedness or preferred shares issued by the Fund may impose asset coverage requirements, dividend limitations and voting rights requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies.

        Although leverage creates an opportunity for increased income and capital appreciation for shareholders, at the same time it creates special risks. Leverage will increase the Fund's exposure to risks of declining cash flows from and decreased market values of the Fund's portfolio. Successful use of leverage depends on the Adviser's ability to predict correctly interest rates and market movements and the Fund's continued access to bank borrowings, reverse repurchase agreements or other vehicles for leverage on favorable terms. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

        The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the shareholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Fund's common shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the common shares.

        To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage

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had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. Nevertheless, the Adviser may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances.

        During the time in which the Fund is utilizing leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets. Only the Fund's common shareholders bear the cost of the Fund's fees and expenses.

        The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Leverage Risk

        Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common shares. These include the possibility of higher volatility of the net asset value of the common shares and potentially more volatility in the market value of the common shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common shares to realize a higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so leveraged.

        Any decline in the net asset value of the Fund's investments will be borne entirely by common shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. To the extent that the Fund is required or elects to redeem any preferred shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

        In addition, such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

        Unless and until the borrowings for leverage or preferred shares are issued, the common shares will not be leveraged and the disclosure regarding these strategies will not apply.

TAXATION

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax

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advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

        The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

        To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax exempt interest each taxable year.

        As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described below) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

        If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the DRD in the case of corporate shareholders.

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Distributions

        Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends and distributions of qualified dividend income described below, be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's earnings and profits. If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders, if properly designated, may be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholder. Specifically, a dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120 day period beginning on the date which is 60 days before the date on which such share becomes ex dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

        A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

        The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

        The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        Shareholders will be notified annually as to the U.S. federal tax status of distributions.

        Although the Fund may realize tax exempt income on certain investments, it will generally be unable to pass through to its shareholders the tax exempt nature of that income.

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Sale or Exchange of Fund Shares

        Upon the sale or other disposition of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008.

        Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

Nature of Fund's Investments

        Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

Original Issue Discount Securities

        Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Investments in Securities of Uncertain Tax Character

        The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund,

31

requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Investment in Real Estate Investment Trusts

        The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, and may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401 (k) plan, a Keogh plan or other tax exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Borrowings

        If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

        As noted above, the Fund may take action to repurchase its common shares. If a shareholder tenders all shares of the Fund that he or she owns or is considered to own, the shareholder will realize a taxable sale or exchange (see "Taxation—Sale or Exchange of Fund Shares" above). If a shareholder tenders less than all of the shares of the Fund that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

Backup Withholding

        The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not

32

an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

        U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

        Income Not Effectively Connected.    Except as described below, if the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation Investment in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. Under recently passed legislation, distributions derived from certain types of interest income are generally not subject to the 30% tax.

        Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation Backup—Withholding" above.

        Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

        Income Effectively Connected.    If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable

33

income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

        Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

        Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

COUNSEL AND INDEPENDENT ACCOUNTANTS

        Dechert LLP serves as counsel to the Fund, and is located at 1775 I Street, NW, Washington, D.C. 20006. Deloitte & Touche LLP have been appointed as independent registered public accountants for the Fund. The statement of assets and liabilities of the Fund as of                        , 2005 included in this Statement of Additional Information has been so included in reliance on the report of                        , independent registered public accountants, given on the authority of the firm as experts in auditing and accounting.

REPORT OF INDEPENDENT ACCOUNTANTS
[to be filed by amendment]

FINANCIAL STATEMENTS
[to be filed by amendment]

34

APPENDIX A

RATINGS OF INVESTMENTS

        Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

        'AAA' An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        'AA' An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        'A' An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        'BBB' An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        'BB,' 'B,' 'CCC,' 'CC, and 'C' Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        'BB' An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        'B' An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        'CCC' An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        'CC' An obligation rated 'CC' is currently highly vulnerable to nonpayment.

        'C' A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        'D' An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        'r' The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk such as interest only or principal only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        'N.R.' The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

        Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (    ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

        'A 1' A short-term obligation rated 'A I' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        'A 2' A short-term obligation rated 'A 2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        'A 3' A short-term obligation rated 'A 3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        'B' A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

        'C' A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        'D' A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

        'Aaa' Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        'Aa' Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

        'A' Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        'Baa' Bonds rated 'Baa' are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        'Ba' Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        'B' Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        'Caa' Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        'Ca' Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        'C' Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

        Issuers rated Prime 1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime 1 repayment ability will often be evidenced by many of the following characteristics:

  •
  Leading market positions in well established industries.

  •
  High rates of return on funds employed.

  •
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  •
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  •
  Well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated Prime 2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated Prime 3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated Not Prime do not fall within any of the Prime rating categories.

Appendix B

DIVIDEND CAPITAL INVESTMENTS LLC

Proxy and Corporate Action Voting
Policies and Procedures

I.     Policy

        Dividend Capital Investments LLC (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

        When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.    Purpose

        The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  Procedures

        The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

        The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

        A.    Conflicts of Interest

        Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

  1.
  Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

  2.
  Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

  3.
  Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

        The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

        B.    Limitations

        In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

  1.
  Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

  2.
  Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

  3.
  Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

  4.
  Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

  5.
  Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.    Recordkeeping

        In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

        The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

        The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

  •
  the name of the issuer of the portfolio security;

  •
  the exchange ticker symbol of the portfolio security;

  •
  the CUSIP number of the portfolio security;

  •
  the shareholder meeting date;

  •
  a brief description of the matter voted on;

  •
  whether the matter was put forward by the issuer or a shareholder;

  •
  whether the mutual fund voted;

  •
  how the mutual fund cast its vote; and

  •
  whether the mutual fund cast its vote for or against management.

V.     Guidelines

        Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

        A.    Oppose.

        The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

  1.
  Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following:

  a.
  Proposals to stagger board members' terms;

  b.
  Proposals to limit the ability of shareholders to call special meetings;

  c.
  Proposals to require super majority votes;

  d.
  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

  e.
  Proposals regarding "fair price" provisions;

  f.
  Proposals regarding "poison pill" provisions; and

  g.
  Permitting "green mail".

  2.
  Providing cumulative voting rights.

        B.    Approve.

        Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

  1.
  Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

  2.
  Date and place of annual meeting.

  3.
  Limitation on charitable contributions or fees paid to lawyers.

  4.
  Ratification of directors' actions on routine matters since previous annual meeting.

  5.
  Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

  6.
  Limiting directors' liability.

  7.
  Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

  8.
  The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

  9.
  Employee Stock Purchase Plans.

  10.
  Establish 40 1(k) Plans.

        C.    Case-By-Case.

        The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

  1.
  Pay directors solely in stock;

  2.
  Eliminate director's mandatory retirement policy;

  3.
  Rotate annual meeting location or date;

  4.
  Changes in the state of incorporation;

  5.
  Social and corporate responsibility issues;

  6.
  Option and stock grants to management and directors; and

  7.
  Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

        D.    Investment Company Issues.

        From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

  1.
  Elect directors or trustees;

  2.
  Ratify or approve independent accountants;

  3.
  Approve a new investment adviser or sub-adviser;

  4.
  Approve a change to an investment advisory fee;

  5.
  Approve a Distribution (i.e., Rule 12b-1) Plan;

  6.
  Approve a change in a fundamental investment objective, policy or limitation;

  7.
  Approve a change in the state of incorporation; and

  8.
  Approve a plan of reorganization or merger.

        The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.

PART C—OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1.
Financial Statements

        Report of Independent Auditors—To be filed by amendment.

        Statement of Assets and Liabilities—To be filed by amendment.

        Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, as amended (the "1940 Act"), will be filed with a pre-effective amendment to the Registration Statement.

2.
Exhibits

(a)
(1)
Certificate of Trust—Incorporated by reference to the Registrant's Registration Statement (File Nos. 333-120988 and 811-21680), filed on December 3, 2004.

(2)
Declaration of Trust—Filed herewith.

(b)
Bylaws—Filed herewith.

(c)
Not applicable.

(d)
To be filed by amendment.

(e)
Dividend Reinvestment Plan of Registrant—To be filed by amendment.

(f)
Not applicable.

(g)
Form of Investment Advisory Agreement—To be filed by amendment.

(h)
(1)
Form of Underwriting Agreement—To be filed by amendment.

(2)
Form of Master Agreement among Underwriters—To be filed by amendment.

(3)
Form of Master Selected Dealers Agreement—To be filed by amendment.

(i)
Not applicable.

(j)
Form of Custodian Agreement—To be filed by amendment.

(k)
(1)
Form of Administration Agreement—To be filed by amendment.

(2)
Form of Transfer Agency Agreement—To be filed by amendment.

(3)
Form of Fund Accounting Agreement—To be filed by amendment.

(l)
Opinion and Consent of Counsel—To be filed by amendment.

(m)
Not applicable.

(n)
Consent of Independent Auditors—To be filed by amendment.

(o)
Not Applicable.

(p)
Initial Purchase Agreement—To be filed by amendment.

  (q)
  Not Applicable.

  (r)
  (1)
  Code of Ethics of Registrant—To be filed by amendment.

  (2)
  Code of Ethics of Dividend Capital Investments, LLC—To be filed by amendment.

  (3)
  Code of Ethics of Morgan Keegan & Company, Inc.—To be filed by amendment.

Item 25. Marketing Arrangements

        See Form of Underwriting Agreement to be filed as Exhibit (h)(1) of this Registration Statement.

Item 26. Other Expenses of Issuance and Distribution

        The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$	*
New York Stock Exchange Listing Fees	$	*
NASD, Inc. Fees	$	*
Federal Taxes	$	*
State Taxes and Fees	$	*
Printing and Engraving Expenses	$	*
Legal Fees	$	*
Trustee Fees	$	*
Accounting Expenses	$	*
Miscellaneous Expenses	$	*
Total	$	*

*
To be filed by amendment.

Item 27. Persons Controlled by or Under Common Control

        None.

lItem 28. Number of Holders of Securities

Title of Class	Number of record holders
Common shares of beneficial interest, par value $0.001 per share	None

Item 29. Indemnification

        Article IV of the Registrant's Declaration of Trust expected to be filed as Exhibit (a)(2) provides that the Registrant shall indemnify its present and past trustees to the maximum extent permitted by applicable law (including the laws of the State of Delaware and the 1940 Act), including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any trustee or officer against any liability to any person or any expense of such trustee or officer arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (collectively, "disabling conduct"). In addition, Article IV provides that the Registrant has the power and authority to indemnify employees, agents and other persons providing services to the Registrant or serving in any capacity at the request of the Registrant to the full extent corporations organized under the Delaware General Corporation Law may indemnify such persons, provided that such indemnification has been approved by a majority of the trustees.

        The Underwriting Agreement is expected to contain provisions limited the liability and providing for indemnification of each underwriter and its directors, officers, employees and affiliates under certain conditions.

        Insofar as indemnification for certain liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue, if any. The Registrant will also maintain trustees and officers insurance.

        The Transfer Agency Agreement to be filed as Exhibit (k)(2) is expected to contain provisions for the indemnification of the Registrant's transfer agent.

Item 30. Business and Other Connections of Investment Adviser

        The descriptions of the investment adviser under the captions "Management of the Fund" in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the directors and officers of Registrant's investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant's investment adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File No. 801-62453) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 31. Location of Accounts and Records

        The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant will be maintained at the office of its investment adviser, Dividend Capital Investments LLC, 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Item 32. Management Services

        None.

Item 33. Undertakings

  1.
  The Registrant undertakes to suspend the Offer until the prospectus is amended if:

  (1)
  Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

    (2)
    The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

  2.
  Not Applicable.

  3.
  Not Applicable.

  4.
  Not Applicable.

  5.
  The Registrant hereby undertakes that:

  (1)
  For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

  (2)
  For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

  6.
  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver and in the State of Colorado this 25th day of January, 2005.

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND
By:	/s/ THOMAS I. FLORENCE Thomas I. Florence President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of January, 2005:

By:	/s/ THOMAS I. FLORENCE Thomas I. Florence President
By:	/s/ FRANCIS P. GAFFNEY Francis P. Gaffney Vice President and Principal Financial Accounting Officer
* Jonathan F. Zeschin	Trustee
* James L. Greenawalt	Trustee
* Thomas H. Mack	Trustee
*By:	/s/ THOMAS I. FLORENCE Thomas I. Florence
Attorney-in-fact, by power of attorney filed herewith

 POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints Thomas Florence, Robert Helm, Douglas Dick, Jeffrey Taylor, Francis Gaffney and Derek Mullins, and each of them singly, as his or her true and lawful agents and attorneys-in-fact, with full power and substitution and resubstitution of him or her in his or her name, place and stead, to sign any and all registration statements on Form N-2 applicable to Dividend Capital Realty Income Allocation Fund and any amendments or supplements thereto, and to file the same with all exhibits thereto and other documents or instruments necessary or incidental in connection therewith, with the Securities and Exchange Commission and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.

Name	Title	Date

/s/ JONATHAN L. ZESCHIN Jonathan L. Zeschin	Trustee	January 25, 2005
/s/ THOMAS I. FLORENCE Thomas I. Florence	Trustee	January 25, 2005
/s/ JAMES L. GREENAWALT James L. Greenawalt	Trustee	January 25, 2005
/s/ THOMAS MACK Thomas Mack	Trustee	January 25, 2005

Exhibit List

Exhibit Number	Name of Exhibit
(a)(2)	Declaration of Trust
(b)	Bylaws